UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global

             Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Strategic Global Bond Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index. For the same period, the Fund outperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The most significant positive contributor to the Fund’s relative performance was positioning with respect to U.S. interest rates. Specifically, the Fund maintained an overweight stance with respect to portfolio duration (and corresponding sensitivity to changes in interest rates), benefiting Fund performance as U.S. Treasury yields moved lower. Overweight duration positioning with respect to emerging market interest rates also proved beneficial. Allocations to U.S. and non-U.S. investment grade and high yield corporate credit, emerging market credit and securitized assets further contributed positively to relative returns.

Developed market duration positioning outside of the United States was the largest detractor from the Fund’s relative performance for the period. Developed and emerging market currency exposures also detracted from Fund returns relative to the benchmark.

The Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating return. The use of derivatives contributed to the Fund’s performance as the Fund’s duration and currency exposures were managed through the reporting period.

Describe recent portfolio activity.

The Fund’s portfolio duration was kept at the high end of the Fund’s historical range driven primarily by overweight positions in the United States and emerging markets. The Fund was positioned for the U.S. yield curve to steepen throughout most of the period. However, as interest rates moved lower during the second quarter of 2019, the investment adviser rotated some of the Fund’s front-end curve exposure farther out on the curve, mainly adding in the seven- to 10-year maturity range. The Fund generally maintained its underweight duration in developed market countries outside of the United States, mainly across Europe and in Japan. During the second quarter, as global economic data continued to disappoint and trade disputes remained unresolved, developed market central bank rhetoric became increasingly dovish. Against this backdrop, we added exposure to longer-term rates in Germany, France and peripheral European countries.

The Fund continued to favor high-quality, liquid areas of the market, such as agency mortgage-backed securities (“MBS”), and added to this exposure as valuations began to look more compelling given the underperformance of MBS relative to other spread sectors in early 2019. The Fund also increased its allocation to global corporate credit, with a focus on investment grade relative to high yield in line with the investment adviser’s preference for owning duration-sensitive rather than growth-sensitive sectors. The Fund trimmed its emerging market exposure as broad fundamentals looked weak. However, increased accommodation from global central banks are expected to be supportive of the asset class, and as such the investment adviser remained cautiously constructive in emerging markets. The Fund ended the period with overweight positions to select countries such as Indonesia, Mexico and Russia.

The Fund had a slightly elevated cash position during the period as part of efforts to manage duration and corresponding interest rate risk. The Fund’s cash position had no material impact on Fund performance for the period.

Describe portfolio positioning at period end.

As of period end, the Fund held an overweight to duration relative to the benchmark, although to a lesser degree than at the beginning of the period given the move lower in global yields. The Fund continued to favor exposure to U.S. interest rates as a mean to manage risk. The Fund held an overweight position versus the benchmark to the U.S. dollar with underweights in the euro and Japanese yen. The Fund was overweight in global investment grade credit and high-quality securitized assets as durable sources of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	2.72%	2.41%	6.83%	7.35%	N/A	2.55%	N/A	3.85%		N/A
Investor A	2.37	2.00	6.89	7.27	2.98%	2.34	1.51%	3.61		3.19%
Investor C	1.73	1.27	6.32	6.30	5.30	1.54	1.54	2.83		2.83
Investor C1	1.93	0.66	6.43	6.51	N/A	1.75	N/A	3.01		N/A
Class K	2.76	2.48	6.86	7.41	N/A	2.59	N/A	3.87		N/A
Bloomberg Barclays Global Aggregate Bond Index(c)	—	—	5.57	5.85	N/A	1.20	N/A	2.89		N/A
Custom Benchmark(d)	—	—	5.98	6.42	N/A	1.28	N/A	—	(e)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

(d)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(e)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,068.30	$3.23	$2.72	$1,000.00	$1,021.67	$3.16	$1,022.17	$2.66
Investor A	1,000.00	1,068.90	4.46	4.00	1,000.00	1,020.48	4.36	1,020.93	3.91
Investor C	1,000.00	1,063.20	8.34	7.83	1,000.00	1,016.71	8.15	1,017.21	7.65
Investor C1	1,000.00	1,064.30	7.37	6.86	1,000.00	1,017.65	7.20	1,018.15	6.71
Class K	1,000.00	1,068.60	2.97	2.46	1,000.00	1,021.92	2.91	1,022.41	2.41

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.63% for Institutional, 0.87% for Investor A, 1.63% for Investor C, 1.43% for Investor C1 and 0.58% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.53% for Institutional, 0.78% for Investor A, 1.53% for Investor C, 1.33% for Investor C1 and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	33%
Foreign Agency Obligations	31
U.S. Government Sponsored Agency Securities	19
U.S. Treasury Obligations	5
Asset-Backed Securities	4
Capital Trusts	3
Non-Agency Mortgage-Backed Securities	2
Investment Companies	1
Common Stocks	1
Floating Rate Loan Interests	1
Other(b)	—

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Includes a less than 1% holding in each of the following investment types: Municipal Bonds, Warrants and Preferred Stocks.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
United States	50%
France	5
Netherlands	4
United Kingdom	4
Mexico	3
Italy	3
Germany	3
Japan	3
Indonesia	3
Canada	2
Spain	2
Russia	2
South Africa	1
Austria	1
Brazil	1
Belgium	1
India	1
Switzerland	1
Luxembourg	1
Cayman Islands	1
China	1
Egypt	1
Saudi Arabia	1
Ireland	1
Other(c)	4

(c)	Includes holdings within countries and geographic regions that are less than 1% of long-term investments. Please refer to the Schedule of Investments for such countries.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 0.7%

Canada — 0.0%
Largo Resources Ltd.(a)	9,500	$13,131

France — 0.0%
Engie SA	3,000	45,490
Orange SA	2,790	44,007

		89,497

Germany — 0.1%
Daimler AG	3,385	188,687

Italy — 0.0%
Enel SpA	6,209	43,312
Snam SpA	8,390	41,739

		85,051

Netherlands — 0.1%
ABN AMRO Group NV CVA(b)	2,000	42,795
ING Groep NV	5,300	61,394
Koninklijke KPN NV	13,381	41,090

		145,279

Spain — 0.0%
Iberdrola SA	4,349	43,300
Telefonica SA	5,352	44,011

		87,311

Sweden — 0.0%
Telia Co. AB	10,000	44,333

United Kingdom — 0.0%
BAE Systems PLC	7,144	44,899
National Grid PLC	4,000	42,540
Royal Dutch Shell PLC, Class A	1,000	32,563

		120,002

United States — 0.5%
AbbVie, Inc.	472	34,324
Advanced Micro Devices, Inc.(a)	998	30,309
Analog Devices, Inc.	272	30,701
Applied Materials, Inc.	732	32,874
AT&T, Inc.	116	3,887
Biogen, Inc.(a)	124	29,000
BorgWarner, Inc.	1,043	43,785
Broadcom, Inc.	107	30,801
Cisco Systems, Inc.	532	29,116
Corning, Inc.	912	30,306
Delta Air Lines, Inc.	4,282	243,004
FedEx Corp.	1,000	164,190
iShares China Large-Cap ETF(n)	2,548	108,978
JPMorgan Chase & Co.	1,500	167,700
Lam Research Corp.	166	31,181
Microchip Technology, Inc.	556	48,205
NVIDIA Corp.	186	30,547
PACCAR, Inc.	673	48,227
Packaging Corp. of America	454	43,275
PulteGroup, Inc.	1,579	49,928
Texas Instruments, Inc.	695	79,758
Westrock Co.	1,001	36,507
Xilinx, Inc.	264	31,131

		1,377,734

Total Common Stocks — 0.7% (Cost — $2,098,607)		2,151,025

Security	Par (000)		Value

Asset-Backed Securities — 3.7%
Allegro CLO VI Ltd., Series 2017-2A, Class A, 3.72%, 01/17/31(b)(c)	USD	400	$397,824
AMMC CLO XII Ltd., Series 2013-12A, Class AR, 3.75%, 11/10/30(b)(c)		500	497,849
Anchorage Capital CLO Ltd., Class A(b)(c):
Series 2014-3RA, 3.63%, 01/28/31		400	397,373
Series 2014-4RA, 3.63%, 01/28/31		400	397,278
Apidos CLO XII, Series 2013-12A, Class AR, 3.68%, 04/15/31(b)(c)		500	497,054
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, 3.77%, 10/15/30(b)(c)		400	399,464
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, 3.74%, 10/25/30(b)(c)		400	397,327
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.56%, 10/24/29(b)(c)		400	381,697
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, 3.69%, 01/20/31(b)(c)		500	496,531
CBAM Ltd., Series 2017-1A, Class A1, 3.84%, 07/20/30(b)		400	399,070
CIFC Funding Ltd., Series 2018-1A, Class A, 3.60%, 04/18/31(b)		400	395,604
Dryden CLO Ltd., Series 2017-53A, Class A, 3.72%, 01/15/31(b)(c)		600	599,870
LCM Ltd., Series 26A, Class A1, 3.66%, 01/20/31(b)(c)		600	596,752
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 9.04%, 07/23/29(b)(c)		400	393,169
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, 3.77%, 10/18/30(b)(c)		550	549,904
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.75%, 11/14/29(b)(c)		600	579,654
Rockford Tower CLO Ltd.(b):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 8.00%, 04/15/29(d)		400	369,574
Series 2017-3A, Class A, 3.78%, 10/20/30(c)		400	399,548
RR Ltd., Series 2018-3A, Class A1R2, 3.69%, 01/15/30(b)(c)		400	397,159
Shackleton CLO Ltd., Series 2013-3A, Class AR, 3.72%, 07/15/30(b)(c)		400	397,590
Steele Creek CLO Ltd., Series 2017-1A, Class A, 3.85%, 01/15/30(b)(c)		400	399,292
Tiaa CLO III Ltd., Series 2017-2A, Class A, 3.75%, 01/16/31(b)(c)		400	397,001
Voya CLO Ltd., Series 2017-4A, Class A1, 3.73%, 10/15/30(b)(c)		400	398,819
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3.74%, 01/17/31(b)(c)		400	397,813
York CLO Ltd., Series 2015-1A, Class AR, 3.74%, 01/22/31(b)(c)		600	596,494

Total Asset-Backed Securities — 3.7% (Cost — $11,234,611)			11,129,710

Corporate Bonds — 32.9%

Argentina — 0.2%
Banco Hipotecario SA, 56.00%, 11/07/22(b)(c)	ARS	8,302	179,802
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)	USD	232	193,575
Tarjeta Naranja SA(Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 51.31%, 04/11/22(b)(d)		358	122,520
YPF SA, 7.00%, 12/15/47		78	66,909

			562,806

Australia — 0.1%
Commonwealth Bank of Australia, 3.35%, 06/04/24(b)		205	213,093
Telstra Corp. Ltd., 1.38%, 03/26/29	EUR	100	120,595

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Australia (continued)
Westpac Banking Corp., 2.80%, 01/11/22	USD	25	$25,311

			358,999

Austria — 0.6%
BAWAG Group AG, 2.38%, 03/26/29(c)	EUR	200	231,243
BRF GmbH, 4.35%, 09/29/26(b)	USD	280	268,884
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(b)		224	234,843
Klabin Austria GmbH, 5.75%, 04/03/29(b)		205	217,997
Suzano Austria GmbH(b):
6.00%, 01/15/29		517	564,822
7.00%, 03/16/47		257	292,337

			1,810,126

Belgium — 0.2%
KBC Group NV:
4.75%(c)(e)	EUR	400	482,131
1.00%, 04/26/21		100	115,907

			598,038

Bermuda — 0.2%
Digicel Group Two Ltd., 8.25%, 09/30/22(b)	USD	153	32,665
IHS Markit Ltd., 4.00%, 03/01/26(b)		10	10,320
Inkia Energy Ltd., 5.88%, 11/09/27(b)		400	409,500

			452,485

Brazil — 0.2%
Odebrecht Offshore Drilling Finance Ltd.(b):
6.72%, 12/01/22	BRL	129	123,525
7.72%, 12/01/26(f)		5	1,262
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(e)(g)		26	221
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(f)	USD	487	503,436

			628,444

Canada — 0.5%
Largo Resources Ltd., 9.25%, 06/01/21(b)		45	47,133
Stoneway Capital Corp.:
10.00%, 03/01/27(b)		571	537,488
10.00%, 03/01/27		278	261,340
Toronto-Dominion Bank, 0.38%, 04/25/24	EUR	170	194,374
TransCanada PipeLines Ltd.:
3.75%, 10/16/23	USD	150	156,285
4.88%, 01/15/26		85	93,813
4.25%, 05/15/28		45	48,648
4.63%, 03/01/34		60	66,607
5.85%, 03/15/36		3	3,606
6.10%, 06/01/40		5	6,185
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(h)		2	2,053

			1,417,532

Cayman Islands — 0.5%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		259	262,506
Baidu, Inc., 4.38%, 05/14/24		200	211,591
Gol Finance, Inc., 7.00%, 01/31/25(b)		392	382,200
Latam Finance Ltd., 7.00%, 03/01/26(b)		253	264,448
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		116	113,498
Tencent Holdings Ltd., 3.60%, 01/19/28(b)		331	337,786

			1,572,029

Chile — 0.1%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	210,000
Sociedad Quimica y Minera de Chile SA, 4.25%, 05/07/29(b)		211	221,655

			431,655

Colombia — 0.2%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		285	280,903
Ecopetrol SA, 5.88%, 05/28/45		64	70,458

Security	Par (000)		Value

Colombia (continued)
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(b)	USD	224	$251,664

			603,025

Denmark — 0.2%
Danske Bank A/S(b):
5.00%, 01/12/22		200	209,209
5.38%, 01/12/24		205	221,578
Nykredit Realkredit A/S, 0.75%, 07/14/21	EUR	100	115,196
Orsted A/S, 2.13%, 05/17/27	GBP	100	130,699

			676,682

Finland — 0.1%
Fortum OYJ, 2.13%, 02/27/29	EUR	240	288,754

France — 1.9%
BNP Paribas Cardif SA, 1.00%, 11/29/24		200	228,514
BNP Paribas SA:
0.75%, 11/11/22		845	987,081
4.63%, 03/13/27(b)	USD	200	213,537
1.63%, 07/02/31(i)	EUR	100	113,763
Credit Agricole Assurances SA, 2.63%, 01/29/48(c)		400	448,762
Credit Agricole SA:
6.88%(b)(c)(e)	USD	200	210,000
0.75%, 12/01/22	EUR	800	935,615
Credit Mutuel Arkea SA:
1.88%, 10/25/29(c)		100	113,621
3.38%, 03/11/31		100	124,951
Engie SA:
3.25%(c)(e)		100	124,012
1.50%, 03/27/28		100	125,397
Orange SA:
2.38%(c)(e)		200	235,209
1.13%, 07/15/24		500	596,231
Societe Generale SA, 0.01%, 05/27/22		600	683,011
Teleperformance, 1.88%, 07/02/25		100	119,567
Vinci SA:
2.25%, 03/15/27	GBP	100	131,455
3.75%, 04/10/29(b)	USD	200	214,910

			5,605,636

Germany — 0.7%
Commerzbank AG, 4.00%, 03/30/27	EUR	300	393,049
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(c)		200	223,626
Merck KGaA(5 year EUR Swap + 2.94%), 2.88%, 06/25/79(h)		200	234,824
SAP SE, 1.00%, 03/13/26		200	240,487
Schaeffler AG, 1.88%, 03/26/24		10	11,870
Volkswagen Bank GmbH, 0.63%, 09/08/21		100	114,781
Volkswagen Financial Services AG:
0.38%, 04/12/21		62	70,827
1.50%, 10/01/24		480	561,899
2.25%, 10/01/27		100	120,482
Volkswagen Leasing GmbH, 0.50%, 06/20/22		92	104,984

			2,076,829

India — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29	USD	200	192,670

Ireland — 0.6%
Abbott Ireland Financing DAC:
0.88%, 09/27/23	EUR	100	117,570
1.50%, 09/27/26		175	213,388
C&W Senior Financing DAC, 6.88%, 09/15/27(b)	USD	431	445,050
Eaton Capital Un Ltd. Co., 0.02%, 05/14/21	EUR	310	353,277
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)	USD	256	260,689

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ireland (continued)
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26	USD	203	$204,703
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	100	116,996

			1,711,673

Japan — 0.4%
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	USD	50	51,125
3.29%, 07/25/27		18	18,594
4.05%, 09/11/28		20	21,932
Mizuho Financial Group, Inc.:
2.27%, 09/13/21		500	498,384
2.95%, 02/28/22		230	232,641
3.66%, 02/28/27		207	218,300
Sumitomo Mitsui Financial Group, Inc.:
2.63%, 07/14/26		8	7,965
3.36%, 07/12/27		25	25,948
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(b)		200	226,668

			1,301,557

Jersey — 0.1%
Glencore Finance Europe Ltd., 3.13%, 03/26/26	GBP	180	231,719

Luxembourg — 1.1%
Actavis Funding SCS, 3.85%, 06/15/24	USD	90	93,425
Allergan Funding SCS:
1.25%, 06/01/24	EUR	130	151,637
3.80%, 03/15/25	USD	35	36,322
4.55%, 03/15/35		205	206,984
Becton Dickinson Euro Finance Sarl:
0.17%, 06/04/21	EUR	230	262,472
0.63%, 06/04/23		200	229,083
Ingersoll-Rand Luxembourg Finance SA, 3.50%, 03/21/26	USD	50	51,639
Klabin Finance SA, 4.88%, 09/19/27(b)		258	261,709
Medtronic Global Holdings SCA:
0.01%, 12/02/22(i)	EUR	300	341,475
0.25%, 07/02/25(i)		100	113,254
1.13%, 03/07/27		200	237,009
1.63%, 03/07/31		200	244,227
2.25%, 03/07/39		100	128,567
1.75%, 07/02/49(i)		100	109,605
Series 0000, 0.38%, 03/07/23		180	206,889
Puma International Financing SA, 5.00%, 01/24/26(b)	USD	295	262,553
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)		248	262,871

			3,199,721

Mexico — 2.1%
Cemex SAB de CV, 3.72%, 03/15/20		72	71,780
Cydsa SAB de CV, 6.25%, 10/04/27(b)		510	510,159
Grupo Bimbo SAB de CV, 5.95%(b)(c)(e)		264	277,174
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		373	378,595
Grupo Televisa SAB, 5.25%, 05/24/49		387	397,623
Petroleos Mexicanos:
6.63%, 06/15/35		150	138,188
6.38%, 02/04/21		762	782,764
1.88%, 04/21/22	EUR	100	109,552
4.63%, 09/21/23	USD	200	196,502
4.88%, 01/18/24		190	185,716
6.88%, 08/04/26		620	625,208
6.50%, 03/13/27		368	364,210
5.35%, 02/12/28		755	687,125
5.50%, 06/27/44		200	160,650
5.63%, 01/23/46		569	458,329
6.75%, 09/21/47		168	149,027

Security	Par (000)		Value

Mexico (continued)
PLA Administradora Industrial S de RL de CV, 5.25%, 11/10/22(b)	USD	264	$273,652
Trust F/1401(b):
4.87%, 01/15/30		226	227,526
6.39%, 01/15/50		217	222,425
Unifin Financiera SAB de CV SOFOM ENR, 8.88%(b)(c)(e)		255	233,006

			6,449,211

Netherlands — 2.7%
ABN AMRO Bank NV:
6.38%, 04/27/21	EUR	100	126,816
3.40%, 08/27/21(b)	USD	605	617,218
0.25%, 12/03/21	EUR	230	263,832
0.88%, 01/15/24		200	235,639
Braskem Netherlands Finance BV, 4.50%, 01/10/28(b)	USD	236	237,940
CNH Industrial NV, 3.85%, 11/15/27		20	19,972
Cooperatieve Rabobank UA:
4.63%, 05/23/29	GBP	200	293,736
1.13%, 05/07/31	EUR	200	233,674
Enexis Holding NV, 0.75%, 07/02/31(i)		100	113,653
Iberdrola International BV, 3.25%(c)(e)		200	245,559
ING Bank NV, 0.09%, 04/08/22(c)		1,000	1,142,708
ING Groep NV, 4.10%, 10/02/23	USD	400	422,553
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)		250	260,000
NXP BV/NXP Funding LLC/NXP USA, Inc.(b):
3.88%, 06/18/26		45	46,249
4.30%, 06/18/29		150	154,632
Petrobras Global Finance BV:
8.75%, 05/23/26		270	333,477
6.00%, 01/27/28		64	68,048
7.25%, 03/17/44		1,022	1,136,336
SABIC Capital II BV, 4.00%, 10/10/23(b)		261	270,266
Shell International Finance BV:
3.25%, 05/11/25		89	93,377
2.50%, 09/12/26		18	17,894
4.13%, 05/11/35		5	5,558
3.63%, 08/21/42		4	4,129
Sika Capital BV, 0.88%, 04/29/27	EUR	200	235,305
TenneT Holding BV, 1.50%, 06/03/39		100	117,362
Teva Pharmaceutical Finance Netherlands III BV:
1.70%, 07/19/19	USD	590	588,414
2.20%, 07/21/21		500	473,125
Volkswagen International Finance NV:
2.00%, 03/26/21	EUR	25	29,409
1.13%, 10/02/23		100	115,892
Series 4Y, 0.50%, 03/30/21		100	114,469

			8,017,242

Saudi Arabia — 0.3%
Saudi Arabian Oil Co., 3.50%, 04/16/29(b)	USD	740	748,325
Saudi Telecom Co., 3.89%, 05/13/29(b)		204	210,834

			959,159

South Africa — 0.3%
Eskom Holdings SOC Ltd.(b):
5.75%, 01/26/21		250	252,500
6.75%, 08/06/23		299	313,576
7.13%, 02/11/25		233	244,359

			810,435

Spain — 0.3%
Banco de Sabadell SA, 5.63%, 05/06/26	EUR	100	130,482
Banco Santander SA:
2.71%, 06/27/24	USD	200	200,380
3.31%, 06/27/29		200	201,406

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Spain (continued)
Bankia SA, 3.75%, 02/15/29(c)	EUR	200	$240,858
Telefonica Emisiones SA, 1.79%, 03/12/29		200	245,506

			1,018,632

Sweden — 0.0%
Telia Co. AB, 4.75%, 11/16/21		62	78,602

Switzerland — 0.6%
Credit Suisse Group AG, 3.87%, 01/12/29(b)(c)	USD	250	257,726
Credit Suisse Group Funding Guernsey Ltd.:
3.13%, 12/10/20		280	282,166
1.25%, 04/14/22	EUR	500	588,108
UBS AG, 0.63%, 01/23/23		250	290,859
UBS Group Funding Switzerland AG, 2.95%, 09/24/20(b)	USD	500	503,324

			1,922,183

United Kingdom — 1.6%
Anglo American Capital PLC, 4.88%, 05/14/25(b)		200	215,509
Barclays PLC:
1.88%, 03/23/21	EUR	100	117,127
4.34%, 05/16/24(c)	USD	405	418,324
BAT International Finance PLC:
7.25%, 03/12/24	GBP	90	140,497
3.95%, 06/15/25(b)	USD	168	173,893
1.25%, 03/13/27	EUR	175	196,780
BP Capital Markets PLC:
1.83%, 09/08/25	GBP	310	400,085
1.23%, 05/08/31	EUR	100	117,686
British Sky Broadcasting Group PLC, 2.50%, 09/15/26		275	354,958
British Telecommunications PLC, 1.00%, 06/23/24		100	117,207
Coca-Cola European Partners PLC, 1.13%, 04/12/29		100	117,029
Diageo Finance PLC, 1.00%, 04/22/25		100	118,645
Evraz PLC, 5.25%, 04/02/24(b)	USD	237	246,480
HSBC Holdings PLC:
5.10%, 04/05/21		3	3,135
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(h)		200	210,092
Imperial Brands Finance PLC, 2.13%, 02/12/27	EUR	150	178,068
Lloyds Bank PLC, 1.00%, 11/19/21		221	257,590
Lloyds Banking Group PLC, 4.45%, 05/08/25	USD	200	212,931
Motability Operations Group PLC, 0.38%, 01/03/26(i)	EUR	140	159,531
Royal Bank of Scotland Group PLC, 4.52%, 06/25/24(c)	USD	200	208,307
Santander UK PLC, 5.00%, 11/07/23(b)		200	210,929
Standard Chartered PLC, 3.79%, 05/21/25(b)(c)		200	204,185
Trinity Acquisition PLC, 4.40%, 03/15/26		80	85,091
Vodafone Group PLC:
3.75%, 01/16/24		15	15,683
4.13%, 05/30/25		80	85,058
6.25%, 11/30/32		25	30,840
6.15%, 02/27/37		60	72,888
5.25%, 05/30/48		45	49,675

			4,718,223

United States — 17.0%
Abbott Laboratories:
3.40%, 11/30/23		65	67,770
3.75%, 11/30/26		32	34,598
AbbVie, Inc.:
2.30%, 05/14/21		15	14,909
4.25%, 11/14/28		128	136,831
4.50%, 05/14/35		75	77,370
Activision Blizzard, Inc.:
3.40%, 09/15/26		28	28,398
3.40%, 06/15/27		11	11,052
AEP Texas, Inc.:
3.85%, 10/01/25(b)		110	115,043
Series G, 4.15%, 05/01/49		37	40,036

Security	Par (000)		Value

United States (continued)
AEP Transmission Co. LLC, 4.25%, 09/15/48	USD	85	$93,273
Agilent Technologies, Inc., 3.05%, 09/22/26		10	10,092
Alabama Power Co., 3.75%, 03/01/45		167	171,575
Allergan Finance LLC, 4.63%, 10/01/42		4	3,989
Allergan Sales LLC, 5.00%, 12/15/21(b)		20	20,915
Altria Group, Inc.:
2.85%, 08/09/22		51	51,539
1.00%, 02/15/23	EUR	250	290,606
3.80%, 02/14/24	USD	52	54,206
4.40%, 02/14/26		65	69,553
4.80%, 02/14/29		190	204,400
5.80%, 02/14/39		30	33,709
5.38%, 01/31/44		100	107,247
6.20%, 02/14/59		10	11,397
American Airlines Pass-Through Trust:
Series 2015-1, Class B, 3.70%, 05/01/23		7	6,426
Series 2015-2, Class AA, 3.60%, 09/22/27		11	11,517
Series 2015-2, Class B, 4.40%, 09/22/23		97	99,967
Series 2016-2, Class AA, 3.20%, 06/15/28		42	42,420
Series 2016-2, Class B, 4.38%, 06/15/24(b)		78	79,430
Series 2016-3, Class AA, 3.00%, 10/15/28		66	66,230
Series 2016-3, Class B, 3.75%, 10/15/25		156	157,219
Series 2017-1, Class AA, 3.65%, 02/15/29		37	38,246
Series 2017-1, Class B, 4.95%, 02/15/25		13	13,057
Series 2017-2, Class AA, 3.35%, 04/15/31		50	50,664
Series 2017-2, Class B, 3.70%, 04/15/27		9	8,954
American Express Co., 3.40%, 02/22/24		11	11,476
Amgen, Inc.:
2.60%, 08/19/26		10	9,846
5.65%, 06/15/42		44	53,820
Anadarko Petroleum Corp., 4.85%, 03/15/21		315	326,080
Analog Devices, Inc., 5.30%, 12/15/45		5	5,778
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
5.25%, 01/15/25		120	126,976
4.25%, 12/01/27		5	5,282
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36		235	257,788
4.90%, 02/01/46		8	8,907
Anheuser-Busch InBev Worldwide, Inc.:
4.75%, 01/23/29		125	141,901
8.20%, 01/15/39		10	15,077
Anthem, Inc., 3.50%, 08/15/24		30	31,155
Aon Corp., 4.50%, 12/15/28		345	379,713
Apple, Inc.:
3.05%, 07/31/29	GBP	200	288,142
3.85%, 05/04/43	USD	155	164,280
Applied Materials, Inc.:
3.30%, 04/01/27		113	117,348
5.85%, 06/15/41		10	12,899
4.35%, 04/01/47		51	56,971
AT&T, Inc.:
2.45%, 06/30/20		120	119,948
0.00%, 11/27/22(b)(g)		1,000	913,159
4.05%, 12/15/23		160	169,714
3.40%, 05/15/25		121	124,389
3.80%, 02/15/27		235	244,559
4.30%, 02/15/30		155	165,899
3.15%, 09/04/36	EUR	135	173,567
4.90%, 08/15/37	USD	25	26,946
4.85%, 03/01/39		23	24,684
5.35%, 09/01/40		79	89,171
4.65%, 06/01/44		7	7,223

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
4.80%, 06/15/44	USD	105	$110,830
4.75%, 05/15/46		30	31,680
Atmos Energy Corp., 4.13%, 03/15/49		5	5,477
AXA Equitable Holdings, Inc., 3.90%, 04/20/23		31	32,297
BAE Systems Holdings, Inc., 3.85%, 12/15/25(b)		100	104,532
Baltimore Gas & Electric Co., 3.50%, 08/15/46		156	154,105
Bank of America Corp.:
2.63%, 10/19/20		405	406,593
2.33%, 10/01/21(c)		175	174,788
(3 mo. Euribor + 0.83%), 0.74%, 02/07/22(h)	EUR	327	376,121
(3 mo. LIBOR US + 1.16%), 3.12%, 01/20/23(h)	USD	3	3,044
3.55%, 03/05/24(c)		115	119,218
4.00%, 04/01/24		19	20,247
2.38%, 06/19/24	EUR	200	251,021
3.86%, 07/23/24(c)	USD	106	111,335
3.46%, 03/15/25(c)		403	418,338
3.37%, 01/23/26(c)		330	340,524
4.45%, 03/03/26		101	108,943
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(h)		164	173,602
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(h)		210	220,647
3.97%, 03/05/29(c)		87	92,986
4.27%, 07/23/29(c)		353	385,545
Series L, 4.18%, 11/25/27		50	52,969
Bank of New York Mellon Corp.(3 mo. LIBOR US + 1.07%), 3.44%, 02/07/28(h)		85	88,507
BAT Capital Corp., 3.56%, 08/15/27		45	44,763
Baxter International, Inc., 0.40%, 05/15/24	EUR	110	126,277
Bayer US Finance II LLC(b):
3.88%, 12/15/23	USD	245	254,409
3.38%, 07/15/24		40	40,222
4.20%, 07/15/34		97	91,908
4.40%, 07/15/44		87	81,159
Boeing Co.:
3.55%, 03/01/38		15	15,147
3.38%, 06/15/46		20	19,126
BP Capital Markets America, Inc., 2.75%, 05/10/23		20	20,220
Bristol-Myers Squibb Co., 4.13%, 06/15/39(b)		25	26,960
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22		7	7,018
3.88%, 01/15/27		215	210,679
Broadcom, Inc., 3.13%, 04/15/21(b)		265	266,716
Burlington Northern Santa Fe LLC:
6.15%, 05/01/37		20	26,886
5.05%, 03/01/41		11	13,342
4.55%, 09/01/44		2	2,319
4.05%, 06/15/48		5	5,547
4.15%, 12/15/48		7	7,916
Capital One Financial Corp., 3.90%, 01/29/24		70	73,566
Celgene Corp.:
3.95%, 10/15/20		10	10,197
3.25%, 08/15/22		30	30,814
3.55%, 08/15/22		30	31,065
3.88%, 08/15/25		250	267,868
CenterPoint Energy Houston Electric LLC, 4.50%, 04/01/44		20	22,991
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		201	202,802
4.46%, 07/23/22		43	45,183
4.50%, 02/01/24		35	37,301
4.91%, 07/23/25		126	136,791
6.38%, 10/23/35		250	293,603
5.38%, 04/01/38		30	32,126
5.38%, 05/01/47		10	10,552

Security	Par (000)		Value

United States (continued)
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	USD	175	$190,094
Cigna Corp., 4.13%, 11/15/25(b)		69	73,481
Cigna Holding Co., 3.25%, 04/15/25		50	50,843
Cimarex Energy Co.:
4.38%, 06/01/24		140	148,279
3.90%, 05/15/27		24	24,663
Citigroup, Inc.:
2.70%, 03/30/21		100	100,514
1.38%, 10/27/21	EUR	834	981,435
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(h)	USD	15	15,870
4.08%, 04/23/29(c)		359	385,659
Coca-Cola Co., 0.75%, 09/22/26	EUR	100	117,884
Comcast Corp.:
3.30%, 10/01/20	USD	300	304,113
3.55%, 05/01/28		89	93,710
6.50%, 11/15/35		85	115,196
3.20%, 07/15/36		55	53,423
3.90%, 03/01/38		30	31,590
4.60%, 10/15/38		30	34,351
4.65%, 07/15/42		80	92,028
4.50%, 01/15/43		54	60,144
3.40%, 07/15/46		59	56,573
4.70%, 10/15/48		20	23,424
4.95%, 10/15/58		10	12,206
Constellation Brands, Inc., 3.22%, 11/15/21(c)		70	70,035
Consumers Energy Co.:
3.38%, 08/15/23		2	2,077
3.80%, 11/15/28		38	41,518
3.75%, 02/15/50		45	47,427
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		2	1,998
Continental Resources, Inc.:
5.00%, 09/15/22		75	75,615
4.50%, 04/15/23		41	43,078
Corning, Inc., 3.70%, 11/15/23		15	15,641
Cox Communications, Inc., 4.80%, 02/01/35(b)		4	4,053
COX Communications, Inc., 4.70%, 12/15/42(b)		3	2,986
Cox Communications, Inc., 4.50%, 06/30/43(b)		55	52,780
Crown Castle International Corp.:
5.25%, 01/15/23		178	193,552
3.20%, 09/01/24		25	25,530
3.65%, 09/01/27		49	50,460
CSX Corp.:
2.60%, 11/01/26		26	25,707
4.50%, 03/15/49		20	22,352
CVS Health Corp.:
4.00%, 12/05/23		94	98,382
4.10%, 03/25/25		69	72,774
4.30%, 03/25/28		115	121,265
5.13%, 07/20/45		14	14,930
Dayton Power & Light Co., 3.95%, 06/15/49(b)		66	67,816
Delta Air Lines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25		65	67,317
Delta Air Lines, Inc., 3.40%, 04/19/21		529	536,963
Discovery Communications LLC:
2.95%, 03/20/23		76	76,693
2.50%, 09/20/24	GBP	215	275,325
4.88%, 04/01/43	USD	45	44,673
Dominion Energy Gas Holdings LLC:
4.60%, 12/15/44		20	22,370
4.80%, 11/01/43		40	45,104
Dow Chemical Co.:
9.00%, 04/01/21		80	88,781
3.00%, 11/15/22		13	13,179

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
3.15%, 05/15/24(b)	USD	85	$86,691
3.63%, 05/15/26(b)		80	82,959
4.38%, 11/15/42		44	44,503
DPL, Inc., 4.35%, 04/15/29(b)		115	117,027
DTE Electric Co.:
4.30%, 07/01/44		10	11,209
3.75%, 08/15/47		80	83,714
Duke Energy Carolinas LLC:
3.95%, 11/15/28		10	10,886
3.88%, 03/15/46		70	73,487
3.95%, 03/15/48		35	36,923
Duke Energy Florida LLC:
3.80%, 07/15/28		2	2,155
3.40%, 10/01/46		45	43,935
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,416
3.25%, 08/15/25		5	5,195
3.70%, 09/01/28		20	21,411
4.10%, 05/15/42		140	150,090
4.10%, 03/15/43		20	21,434
3.60%, 09/15/47		2	1,996
DuPont de Nemours, Inc.:
4.49%, 11/15/25		260	287,706
5.32%, 11/15/38		15	17,613
5.42%, 11/15/48		195	236,947
Energy Transfer Operating LP:
7.50%, 10/15/20		504	534,598
4.50%, 04/15/24		50	53,206
4.75%, 01/15/26		15	16,074
4.20%, 04/15/27		105	109,117
5.50%, 06/01/27		3	3,353
6.50%, 02/01/42		15	17,732
5.15%, 02/01/43		170	170,956
Energy Transfer Partners LP, 6.05%, 06/01/41		45	50,385
Entergy Gulf States Louisiana LLC, 5.59%, 10/01/24		3	3,458
Entergy Louisiana LLC, 4.20%, 09/01/48		70	77,427
Enterprise Products Operating LLC:
5.10%, 02/15/45		40	45,723
4.95%, 10/15/54		25	27,310
5.38%, 02/15/78(c)		121	112,530
Series E, 5.25%, 08/16/77(c)		15	14,333
Exelon Corp., 5.63%, 06/15/35		15	18,157
Expedia Group, Inc., 4.50%, 08/15/24		20	21,278
FedEx Corp.:
3.30%, 03/15/27		12	12,303
4.10%, 04/15/43		165	159,112
4.95%, 10/17/48		130	141,965
Fidelity National Information Services, Inc.:
0.75%, 05/21/23	EUR	130	150,753
2.60%, 05/21/25	GBP	320	417,683
1.50%, 05/21/27	EUR	100	118,623
2.00%, 05/21/30		170	206,003
2.95%, 05/21/39		140	176,430
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25	USD	51	54,737
5.45%, 07/15/44		55	65,347
4.55%, 04/01/49		70	76,555
Fiserv, Inc.:
3.20%, 07/01/26		65	66,344
4.20%, 10/01/28		140	151,561
Florida Power & Light Co.:
2.97%, 05/06/22(c)		615	615,279
3.99%, 03/01/49		126	138,189

Security	Par (000)		Value

United States (continued)
Ford Motor Co., 4.35%, 12/08/26	USD	19	$19,159
Ford Motor Credit Co. LLC:
3.34%, 03/18/21		340	341,746
1.51%, 02/17/23	EUR	240	274,634
3.10%, 05/04/23	USD	235	231,562
2.39%, 02/17/26	EUR	150	171,164
Fox Corp., 4.03%, 01/25/24(b)	USD	5	5,318
General Electric Co., 6.15%, 08/07/37		60	69,718
General Motors Co.:
6.60%, 04/01/36		15	16,605
6.25%, 10/02/43		15	15,968
5.40%, 04/01/48		6	5,865
General Motors Financial Co., Inc.:
3.70%, 11/24/20		15	15,194
4.00%, 01/15/25		10	10,150
4.35%, 01/17/27		4	4,075
Gilead Sciences, Inc.:
3.65%, 03/01/26		15	15,836
4.60%, 09/01/35		15	16,884
4.80%, 04/01/44		15	17,043
4.75%, 03/01/46		20	22,755
GLP Capital LP/GLP Financing II, Inc.:
4.88%, 11/01/20		700	712,152
5.25%, 06/01/25		19	20,357
5.38%, 04/15/26		90	97,331
Goldman Sachs Group, Inc.:
2.75%, 09/15/20		166	166,692
2.50%, 10/18/21	EUR	124	149,290
3.36%, 10/31/22(c)	USD	550	550,324
3.63%, 02/20/24		30	31,300
3.75%, 05/22/25		7	7,322
3.85%, 01/26/27		8	8,362
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(h)		12	12,393
4.22%, 05/01/29(c)		150	160,876
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		207	203,688
Halliburton Co., 5.00%, 11/15/45		15	16,366
HCA, Inc.:
4.75%, 05/01/23		238	254,756
5.25%, 04/15/25		91	100,824
5.25%, 06/15/26		180	199,298
4.50%, 02/15/27		3	3,201
4.13%, 06/15/29		55	56,539
Hess Corp., 5.60%, 02/15/41		50	53,763
Historic TW, Inc., 6.63%, 05/15/29		30	36,779
Home Depot, Inc.:
5.88%, 12/16/36		15	19,903
5.95%, 04/01/41		9	12,202
4.20%, 04/01/43		15	16,680
Series 2019-3A, Class A, 2.95%, 06/15/29		35	35,904
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(b)		325	336,375
Hyundai Capital America(b):
2.60%, 03/19/20		1,000	999,375
3.10%, 04/05/22		305	307,097
IBM Credit LLC, 3.45%, 11/30/20		100	101,671
Indiana Michigan Power Co., 4.25%, 08/15/48		5	5,503
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		3	3,019
4.00%, 10/15/23		2	2,127
3.75%, 12/01/25		12	12,817
3.10%, 09/15/27		7	7,177
3.75%, 09/21/28		25	26,949
4.25%, 09/21/48		65	72,508

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
International Business Machines Corp.:
0.88%, 01/31/25	EUR	200	$234,735
3.30%, 05/15/26	USD	100	103,661
1.25%, 01/29/27	EUR	170	204,129
1.75%, 01/31/31		100	123,477
International Paper Co.:
6.00%, 11/15/41	USD	2	2,344
4.80%, 06/15/44		18	18,476
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20		40	40,510
3.75%, 10/01/21		20	20,524
JPMorgan Chase & Co.:
3.25%, 09/23/22		2	2,055
2.97%, 01/15/23		85	86,234
3.20%, 01/25/23		55	56,438
3.21%, 04/01/23(c)		16	16,329
2.70%, 05/18/23		45	45,461
0.63%, 01/25/24	EUR	270	312,912
3.56%, 04/23/24(c)	USD	250	259,193
3.88%, 09/10/24		145	152,443
4.02%, 12/05/24(c)		38	40,386
3.96%, 01/29/27(c)		380	406,485
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(h)		120	124,908
4.20%, 07/23/29(c)		375	410,011
4.45%, 12/05/29(c)		350	390,263
KeyCorp, 4.15%, 10/29/25		50	54,168
Kinder Morgan Energy Partners LP:
3.45%, 02/15/23		22	22,602
6.50%, 02/01/37		55	66,045
5.00%, 03/01/43		40	41,942
Kinder Morgan, Inc., 5.55%, 06/01/45		14	16,200
KLA-Tencor Corp.:
4.10%, 03/15/29		198	208,299
5.00%, 03/15/49		80	89,116
L3 Technologies, Inc.:
3.85%, 06/15/23		140	146,078
3.95%, 05/28/24		296	308,180
4.40%, 06/15/28		100	109,210
L3Harris Technologies, Inc.:
3.83%, 04/27/25		285	299,781
4.40%, 06/15/28		21	22,946
Lam Research Corp.:
3.75%, 03/15/26		95	99,957
4.88%, 03/15/49		65	71,583
Lockheed Martin Corp.:
3.55%, 01/15/26		289	307,151
4.07%, 12/15/42		278	307,562
4.09%, 09/15/52		70	77,883
Series B, 6.15%, 09/01/36		15	20,257
Lowe’s Cos., Inc., 3.70%, 04/15/46		30	28,249
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		58	58,967
3.50%, 06/03/24		430	448,364
3.75%, 03/14/26		8	8,442
1.35%, 09/21/26	EUR	100	118,313
4.38%, 03/15/29	USD	157	173,218
1.98%, 03/21/30	EUR	230	281,002
Mastercard, Inc.:
2.95%, 11/21/26	USD	40	41,239
2.95%, 06/01/29		140	144,408
3.65%, 06/01/49		21	22,265
McDonald’s Corp.:
3.70%, 01/30/26		68	72,288
6.30%, 03/01/38		15	19,537

Security	Par (000)		Value

United States (continued)
3.70%, 02/15/42	USD	11	$10,754
3.63%, 05/01/43		17	16,354
4.88%, 12/09/45		220	252,573
Medtronic, Inc., 4.38%, 03/15/35		15	17,269
Microsoft Corp.:
3.50%, 02/12/35		190	202,730
3.50%, 11/15/42		20	20,852
3.75%, 05/01/43		71	77,030
3.70%, 08/08/46		15	16,213
MidAmerican Energy Co.:
3.10%, 05/01/27		25	25,681
3.65%, 04/15/29		6	6,473
MMS USA Financing, Inc., 0.63%, 06/13/25	EUR	400	452,178
Morgan Stanley:
2.38%, 03/31/21		253	300,068
5.50%, 07/28/21	USD	110	116,871
3.75%, 02/25/23		355	370,839
0.64%, 07/26/24(c)	EUR	140	160,819
3.88%, 01/27/26	USD	66	70,159
6.25%, 08/09/26		100	119,997
3.63%, 01/20/27		392	411,418
3.77%, 01/24/29(c)		74	77,636
4.43%, 01/23/30(c)		404	446,929
MPLX LP:
4.50%, 07/15/23		75	79,555
4.00%, 02/15/25		109	113,823
4.13%, 03/01/27		182	190,510
4.50%, 04/15/38		15	15,144
NBCUniversal Media LLC:
6.40%, 04/30/40		12	16,237
5.95%, 04/01/41		50	65,662
4.45%, 01/15/43		13	14,331
Nissan Motor Acceptance Corp., 3.65%, 09/21/21(b)		45	46,070
Norfolk Southern Corp.:
2.90%, 06/15/26		30	30,450
4.10%, 05/15/49		5	5,331
Northern Natural Gas Co., 4.30%, 01/15/49(b)		15	16,294
Northern States Power Co.:
4.00%, 08/15/45		100	106,533
4.20%, 09/01/48		80	86,632
Northrop Grumman Corp.:
2.93%, 01/15/25		35	35,647
3.25%, 01/15/28		110	112,918
4.75%, 06/01/43		4	4,624
4.03%, 10/15/47		10	10,668
Northwest Pipeline LLC, 4.00%, 04/01/27		136	142,392
NRG Energy, Inc.(b):
3.75%, 06/15/24		20	20,547
4.45%, 06/15/29		40	41,619
Nuveen LLC, 4.00%, 11/01/28(b)		5	5,486
NVIDIA Corp., 3.20%, 09/16/26		225	230,153
Ohio Power Co., 4.00%, 06/01/49		30	32,319
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)		65	69,999
3.70%, 11/15/28		65	69,999
3.80%, 09/30/47		15	15,687
4.10%, 11/15/48		10	11,191
3.80%, 06/01/49(b)		10	10,554
Oracle Corp.:
3.40%, 07/08/24		105	110,043
3.80%, 11/15/37		135	143,244
4.00%, 07/15/46		15	16,082

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
PacifiCorp:
6.00%, 01/15/39	USD	57	$76,265
4.15%, 02/15/50		30	33,417
Penske Truck Leasing Co. LP/PTL Finance Corp.(b):
2.70%, 03/14/23		168	167,931
3.90%, 02/01/24		215	224,894
3.95%, 03/10/25		305	320,102
PepsiCo, Inc.:
3.50%, 07/17/25		60	63,699
2.85%, 02/24/26		10	10,277
Phillips 66, 3.12%, 02/26/21(c)		121	121,004
Public Service Electric & Gas Co., 3.65%, 09/01/28		40	42,881
QUALCOMM, Inc., 4.80%, 05/20/45		15	16,834
Raytheon Co.:
7.20%, 08/15/27		52	68,069
7.00%, 11/01/28		93	121,177
Realty Income Corp.:
4.13%, 10/15/26		13	14,051
3.00%, 01/15/27		10	10,056
RELX Capital, Inc.:
3.13%, 10/15/22		41	41,747
4.00%, 03/18/29		99	104,781
Republic Services, Inc., 2.90%, 07/01/26		256	257,364
Reynolds American, Inc.:
5.70%, 08/15/35		25	27,431
6.15%, 09/15/43		20	21,805
5.85%, 08/15/45		45	48,465
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		29	29,146
Ryder System, Inc., 3.75%, 06/09/23		5	5,203
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		100	111,209
5.63%, 03/01/25		175	196,013
5.88%, 06/30/26		40	45,709
5.00%, 03/15/27		92	100,874
Sempra Energy, 3.10%, 01/15/21(c)		134	133,552
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		75	80,830
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)		225	225,059
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24		118	123,757
6.10%, 02/15/42		7	7,751
Tampa Electric Co., 4.45%, 06/15/49		60	66,914
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		235	238,808
4.15%, 01/15/48		80	81,647
Textron, Inc., 3.90%, 09/17/29		100	104,279
Thermo Fisher Scientific, Inc.:
3.00%, 04/15/23		23	23,585
4.15%, 02/01/24		115	123,249
Series ., 1.40%, 01/23/26	EUR	250	300,360
Time Warner Cable LLC, 4.50%, 09/15/42	USD	6	5,606
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		160	204,288
4.00%, 03/15/28		166	173,258
4.60%, 03/15/48		30	31,834
TWDC Enterprises 18 Corp., 3.70%, 12/01/42		25	26,462
Tyson Foods, Inc.:
3.90%, 09/28/23		10	10,538
5.10%, 09/28/48		10	11,295
Union Electric Co., 3.50%, 03/15/29		10	10,595

Security	Par (000)		Value

United States (continued)
Union Pacific Corp.:
2.95%, 01/15/23	USD	24	$24,458
3.15%, 03/01/24		190	195,912
2.75%, 03/01/26		57	57,265
3.35%, 08/15/46		57	53,883
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		3	3,269
Series 2014-2, Class B, 4.63%, 09/03/22		13	13,150
Series 2015-1, Class AA, 3.45%, 06/01/29		1	877
Series 2016-1, Class B, 3.65%, 07/07/27		9	9,149
Series 2016-2, Class AA, 2.88%, 04/07/30		7	7,293
Series 2016-2, Class B, 3.65%, 04/07/27		5	5,246
Series 2018-1, Class AA, 3.50%, 09/01/31		69	70,293
Series 2019-1, Class AA, 4.15%, 08/25/31		168	180,265
United Technologies Corp.:
3.35%, 08/16/21		370	378,173
1.95%, 11/01/21		79	78,364
4.45%, 11/16/38		40	44,883
4.50%, 06/01/42		30	33,940
4.15%, 05/15/45		35	37,596
UnitedHealth Group, Inc.:
3.10%, 03/15/26		320	329,570
4.38%, 03/15/42		195	215,849
4.45%, 12/15/48		30	34,546
US Airways Pass-Through Trust:
Series 2012-1, Class A, 6.75%, 12/03/22		4	3,705
Series 2013-1, Class B, 5.38%, 11/15/21		8	8,540
Verizon Communications, Inc.:
2.63%, 08/15/26		15	14,903
4.13%, 03/16/27		185	201,203
2.50%, 04/08/31	GBP	200	259,271
4.27%, 01/15/36	USD	165	178,712
5.25%, 03/16/37		35	41,865
4.81%, 03/15/39		201	231,076
4.67%, 03/15/55		194	219,991
Virginia Electric & Power Co.:
4.60%, 12/01/48		25	28,795
Series A, 3.80%, 04/01/28		40	42,880
Series C, 4.00%, 11/15/46		65	68,643
Visa, Inc., 4.15%, 12/14/35		5	5,746
Walgreen Co., 4.40%, 09/15/42		125	118,486
Walgreens Boots Alliance, Inc., 3.45%, 06/01/26		60	60,572
Walmart, Inc.:
3.25%, 07/08/29		78	82,235
4.00%, 04/11/43		15	16,494
Walt Disney Co.(b):
6.40%, 12/15/35		18	24,544
6.65%, 11/15/37		29	41,670
Warner Media LLC, 7.63%, 04/15/31		5	6,668
Waste Management, Inc.:
3.13%, 03/01/25		40	41,336
4.00%, 07/15/39		35	37,499
4.15%, 07/15/49		65	70,996
Wells Fargo & Co.:
3.75%, 01/24/24		318	334,333
0.50%, 04/26/24	EUR	210	240,934
3.00%, 02/19/25	USD	155	157,612
2.00%, 07/28/25	GBP	300	382,730
3.00%, 04/22/26	USD	150	151,642
4.15%, 01/24/29		203	221,145
Wells Fargo Bank N.A., 3.55%, 08/14/23		280	292,248
Western Midstream Operating LP, 4.00%, 07/01/22		50	50,650

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Williams Cos., Inc.:
3.90%, 01/15/25	USD	67	$70,266
4.00%, 09/15/25		30	31,747
3.75%, 06/15/27		23	23,747
Willis North America, Inc., 4.50%, 09/15/28		100	107,625
Wyeth LLC, 5.95%, 04/01/37		5	6,628
ZF North America Capital, Inc., 4.50%, 04/29/22(b)		500	509,548

			51,165,983

Total Corporate Bonds — 32.9% (Cost — $96,323,134)			98,860,050

Floating Rate Loan Interests — 0.6%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.44%, 10/04/19(d)(j)		1,796	1,795,645

Total Floating Rate Loan Interests — 0.6% (Cost — $1,795,645)			1,795,645

Foreign Agency Obligations — 31.3%

Argentina — 0.3%
Argentina Bonar Bonds (Argentina Deposit Rates Badlar Pvt Banks + 3.25%), 48.48%, 03/01/20(d)	ARS	2,218	50,147
Argentine Republic Government International Bond:
3.38%, 10/12/20	CHF	60	55,336
7.13%, 07/06/36	USD	150	114,938
6.88%, 01/11/48		662	490,707
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	5,667	105,105

			816,233

Australia — 0.3%
Australia Government Bond:
4.50%, 04/15/20	AUD	270	194,733
2.00%, 12/21/21		210	151,126
5.75%, 07/15/22		320	256,727
2.75%, 04/21/24		130	98,635
4.75%, 04/21/27		220	194,728
2.25%, 05/21/28		90	68,171
3.75%, 04/21/37		80	74,342

			1,038,462

Austria — 0.7%
Republic of Austria Government Bond(b):
0.00%, 07/15/23(g)	EUR	1,069	1,243,603
0.75%, 02/20/28		556	682,050
1.50%, 02/20/47		222	304,635

			2,230,288

Belgium — 1.1%
Belgium Government Bond, 1.60%, 06/22/47(b)		351	464,035
Kingdom of Belgium Government Bond(b):
0.20%, 10/22/23		1,539	1,804,711
0.80%, 06/22/28		855	1,045,123

			3,313,869

Brazil — 1.0%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/20(g)	BRL	2,000	492,273
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/21		1,500	412,373
Brazilian Government International Bond, 4.50%, 05/30/29	USD	2,119	2,176,610

			3,081,256

Security	Par (000)		Value

Canada — 1.6%
Canadian Government Bond:
2.00%, 09/01/23	CAD	5,000	$3,909,778
5.75%, 06/01/33		170	197,713
5.00%, 06/01/37		90	104,333
4.00%, 06/01/41		280	303,857
3.50%, 12/01/45		140	148,275
2.75%, 12/01/48		210	199,889

			4,863,845

Chile — 0.0%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 03/01/26	CLP	45,000	71,890

China — 0.8%
China Development Bank, 3.30%, 02/01/24	CNY	1,400	201,440
China Government Bond:
3.29%, 10/18/23		9,900	1,449,225
3.19%, 04/11/24		4,200	612,267
3.25%, 11/22/28		100	14,487

			2,277,419

Colombia — 0.3%
Colombia Government International Bond, 4.38%, 07/12/21	USD	273	282,555
Colombian TES:
7.00%, 09/11/19	COP	360,000	112,610
Series B, 7.00%, 06/30/32		1,002,000	329,425
Series F, 10.00%, 07/24/24		380,300	143,029

			867,619

Denmark — 0.1%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	108,497
1.50%, 11/15/23		200	33,412
1.75%, 11/15/25		500	87,642
4.50%, 11/15/39		450	130,925

			360,476

Egypt — 0.7%
Egypt Government International Bond:
5.75%, 04/29/20	USD	526	533,890
4.75%, 04/11/25(b)	EUR	343	398,801
4.75%, 04/16/26(b)		232	265,373
6.38%, 04/11/31(b)		305	352,885
6.88%, 04/30/40	USD	390	371,475
8.70%, 03/01/49(b)		252	270,270

			2,192,694

France — 2.2%
France Government Bond OAT:
0.01%, 05/25/20	EUR	400	457,286
0.25%, 11/25/20		150	172,708
2.25%, 10/25/22		500	624,133
2.25%, 05/25/24		130	168,157
0.50%, 05/25/25		260	311,497
2.50%, 05/25/30		40	57,509
1.50%, 05/25/31		190	250,260
5.75%, 10/25/32		100	196,830
4.50%, 04/25/41		50	102,008
3.25%, 05/25/45		95	170,899
4.00%, 04/25/60		60	135,212
French Republic Government Bond OAT:
0.01%, 02/25/20		1,050	1,198,588
2.00%, 05/25/48(b)		400	585,576
1.50%, 05/25/50(b)		1,772	2,319,783

			6,750,446

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany — 2.2%
Bundesobligation, 0.01%, 04/14/23	EUR	3,100	$3,623,905
Bundesrepublik Deutschland:
4.75%, 07/04/34		120	237,180
4.25%, 07/04/39		190	396,519
2.50%, 08/15/46		55	99,842
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 08/15/28		810	974,223
Bundesschatzanweisungen, 0.01%, 12/13/19		1,050	1,197,269

			6,528,938

Greece — 0.4%
Hellenic Republic Government Bond:
3.50%, 01/30/23		48	59,920
3.45%, 04/02/24(b)		254	317,241
3.75%, 01/30/28		12	14,686
3.88%, 03/12/29(b)		515	656,670
3.90%, 01/30/33		12	15,469
4.00%, 01/30/37		52	66,192
4.20%, 01/30/42		48	62,648

			1,192,826

Hungary — 0.2%
Hungary Government Bond:
3.50%, 06/24/20	HUF	40,000	145,504
2.50%, 10/27/21		35,000	128,539
3.00%, 06/26/24		30,000	113,197
2.75%, 12/22/26		35,000	128,843

			516,083

India — 1.2%
India Government Bond, 7.17%, 01/08/28	INR	255,570	3,717,895

Indonesia — 2.8%
Indonesia Government International Bond:
4.88%, 05/05/21	USD	273	283,664
2.88%, 07/08/21	EUR	100	119,667
3.70%, 01/08/22	USD	200	204,500
3.75%, 04/25/22		273	280,422
3.38%, 04/15/23		350	356,453
4.75%, 01/08/26		200	217,813
4.75%, 07/18/47		200	216,875
Indonesia Treasury Bond:
8.13%, 05/15/24	IDR	6,333,000	471,361
6.13%, 05/15/28		12,212,000	796,557
8.25%, 05/15/29		17,735,000	1,331,631
6.63%, 05/15/33		1,247,000	79,344
8.38%, 03/15/34		16,097,000	1,207,774
8.25%, 05/15/36		949,000	70,197
7.50%, 05/15/38		3,850,000	264,069
8.38%, 04/15/39		24,291,000	1,788,443
7.38%, 05/15/48		12,310,000	783,126

			8,471,896

Italy — 2.5%
Italy Buoni Poliennali Del Tesoro:
0.95%, 03/01/23	EUR	5,204	5,911,919
2.80%, 12/01/28		479	584,365
4.75%, 09/01/44(b)		232	347,521
2.70%, 03/01/47(b)		240	266,707
3.45%, 03/01/48(b)		205	256,812
3.85%, 09/01/49(b)		40	52,563

			7,419,887

Japan — 2.4%
Japan Government Thirty Year Bond, 0.70%, 06/20/48	JPY	259,050	2,623,922

Security	Par (000)		Value

Japan (continued)
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	137,000	$1,273,338
Japanese Government CPI Linked Bond:
0.10%, 03/10/28		170,574	1,650,780
0.10%, 03/10/29		185,344	1,794,729

			7,342,769

Mexico — 1.3%
Mexican Bonos:
7.50%, 06/03/27	MXN	7,823	406,113
8.50%, 05/31/29		10,267	567,224
7.75%, 11/23/34		4,955	258,952
10.00%, 11/20/36		9,000	566,899
7.75%, 11/13/42		15,900	819,207
Mexico Government International Bond:
2.38%, 04/09/21	EUR	100	118,543
1.88%, 02/23/22		150	178,240
4.00%, 10/02/23	USD	150	156,750
4.15%, 03/28/27		400	420,000
6.05%, 01/11/40		100	119,300
4.60%, 01/23/46		200	205,312

			3,816,540

Netherlands — 1.1%
Netherlands Government Bond(b):
1.75%, 07/15/23	EUR	1,496	1,868,252
0.75%, 07/15/28		795	986,618
2.75%, 01/15/47		311	583,053

			3,437,923

New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	102,445
2.75%, 04/15/25		100	72,749

			175,194

Nigeria — 0.2%
Nigeria Government International Bond:
13.98%, 02/23/28	NGN	56,600	153,504
9.25%, 01/21/49	USD	417	472,200

			625,704

Norway — 0.0%
Norway Government Bond, 2.00%, 05/24/23(b)	NOK	600	72,347

Oman — 0.1%
Oman Government International Bond, 3.63%, 06/15/21	USD	200	197,250

Qatar — 0.3%
Qatar Government International Bond:
3.25%, 06/02/26		300	308,400
4.82%, 03/14/49(b)		474	542,730

			851,130

Russia — 1.6%
Russian Federal Bond - OFZ:
7.40%, 07/17/24	RUB	27,570	439,084
7.05%, 01/19/28		33,450	522,372
6.90%, 05/23/29		22,725	349,689
8.50%, 09/17/31		195,598	3,376,926

			4,688,071

Saudi Arabia — 0.3%
Saudi Government International Bond:
4.50%, 10/26/46	USD	288	292,752
5.00%, 04/17/49		497	544,215

			836,967

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Singapore — 0.1%
Singapore Government Bond:
2.75%, 07/01/23	SGD	160	$122,560
2.38%, 06/01/25		60	45,468
2.75%, 03/01/46		40	30,436

			198,464

South Africa — 1.3%
Republic of South Africa Government Bond:
8.00%, 01/31/30	ZAR	1,910	128,011
6.25%, 03/31/36		6,144	320,489
9.00%, 01/31/40		33,857	2,261,719
8.75%, 01/31/44		15,032	972,254
8.75%, 02/28/48		1,375	88,830

			3,771,303

Spain — 1.5%
Spain Government Bond(b):
1.40%, 07/30/28	EUR	3,075	3,833,423
2.70%, 10/31/48		460	687,675

			4,521,098

Sri Lanka — 0.0%
Sri Lanka Government Bonds:
11.00%, 08/01/21	LKR	9,000	52,543
11.60%, 12/15/23		5,000	30,118

			82,661

Sweden — 0.1%
Sweden Government Bond:
3.50%, 06/01/22	SEK	1,100	132,813
1.00%, 11/12/26		960	112,851
3.50%, 03/30/39		250	41,976

			287,640

Turkey — 0.2%
Turkey Government International Bond, 7.63%, 04/26/29	USD	589	602,989

Ukraine — 0.2%
Ukraine Government International Bond, 9.75%, 11/01/28		566	639,226

United Kingdom — 2.1%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	263,388
0.75%, 07/22/23		1,826	2,331,731
1.75%, 09/07/37		60	81,096
4.75%, 12/07/38		30	60,349
3.25%, 01/22/44		165	286,308
3.50%, 01/22/45		700	1,271,973
1.50%, 07/22/47		1,040	1,328,117
3.75%, 07/22/52		110	224,630
4.00%, 01/22/60		20	45,882
2.50%, 07/22/65		90	157,666
3.50%, 07/22/68		60	133,335

			6,184,475

Total Foreign Agency Obligations — 31.3% (Cost — $90,737,108)			94,043,773

	Shares

Investment Companies — 1.3%
Financial Select Sector SPDR Fund		9,016	248,841
iShares JP Morgan USD Emerging Markets Bond ETF(n)		17,451	1,977,024
iShares MSCI Brazil ETF(n)		1,472	64,356
iShares MSCI Emerging Markets ETF(n)		34,770	1,491,981
iShares MSCI South Korea ETF(n)		767	45,920

Total Investment Companies — 1.3% (Cost — $3,871,170)			3,828,122

Security	Par (000)		Value

Municipal Bonds — 0.2%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	USD	180	$192,101
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/48		260	308,332
Series B, 5.00%, 12/01/43		80	94,892

Total Municipal Bonds — 0.2% (Cost — $536,761)			595,325

Non-Agency Mortgage-Backed Securities — 2.4%

Cayman Islands — 0.1%
GPMT Ltd., Series 2018-FL1, Class A, 3.28%, 11/21/35(b)(c)		180	179,700

United States — 2.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(c)		250	244,425
Atrium Hotel Portfolio Trust, Series 2017-ATRM(b)(d):
Class D, (1 mo. LIBOR US + 1.95%), 4.34%, 12/15/36		200	200,560
Class E, (1 mo. LIBOR US + 3.05%), 5.44%, 12/15/36		150	151,124
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 4.39%, 11/15/32(b)(d)		150	150,000
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 3.84%, 03/15/37(b)(d)		500	499,841
BXP Trust, Series 2017-CC(b)(c):
Class D, 3.67%, 08/13/37		110	109,224
Class E, 3.67%, 08/13/37		220	208,144
Citigroup Commercial Mortgage Trust:
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	399,974
Series 2016-C3, Class C, 4.27%, 11/15/49(c)		250	256,522
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	398,498
Series 2016-P6, Class C, 4.43%, 12/10/49(c)		265	276,630
COMM Mortgage Trust, Series 2016-DC2(c):
Class B, 4.79%, 02/10/49		100	108,411
Class C, 4.79%, 02/10/49		100	103,691
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		373	390,946
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class B, 4.25%, 08/15/48(c)		250	258,892
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	381,561
DBUBS Mortgage Trust, Series 2017-BRBK(b)(c):
Class E, 3.65%, 10/10/34		400	401,553
Class F, 3.65%, 10/10/34		240	237,194
GS Mortgage Securities Corp. Trust, Series 2017-500K(b)(d):
Class D, (1 mo. LIBOR US + 1.30%), 3.69%, 07/15/32		90	89,723
Class E, (1 mo. LIBOR US + 1.50%), 3.89%, 07/15/32		120	119,962
Class F, (1 mo. LIBOR US + 1.80%), 4.19%, 07/15/32		90	89,607
Class G, (1 mo. LIBOR US + 2.50%), 4.89%, 07/15/32		40	39,736
GS Mortgage Securities Trust, Series 2017-GS7(b):
Class D, 3.00%, 08/10/50		225	201,695
Class E, 3.00%, 08/10/50		180	160,157
MAD Mortgage Trust, Series 2017-330M(b)(c):
Class D, 4.11%, 08/15/34		110	112,287
Class E, 4.17%, 08/15/34		130	128,523
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.79%, 07/12/38(c)		18	18,651
Morgan Stanley Bank of America Merrill Lynch Trust, Class A5:
Series 2014-C16, 3.89%, 06/15/47		375	399,189
Series 2015-C25, 3.64%, 10/15/48		400	424,823
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, (1 mo. LIBOR US + 3.05%), 5.44%, 11/15/34(b)(d)		120	120,974

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Olympic Tower Mortgage Trust, Series 2017-OT(b)(c):
Class D, 4.08%, 05/10/39	USD	130	$133,202
Class E, 4.08%, 05/10/39		160	156,500
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 4.55%, 12/15/36(b)(d)		99	98,416

			7,070,635

Total Non-Agency Mortgage-Backed Securities — 2.4% (Cost — $7,021,292)			7,250,335

Preferred Securities — 2.6%

Capital Trusts — 2.6%

Austria — 0.1%
Erste Group Bank AG, 5.13%(c)(e)	EUR	200	239,942

Brazil — 0.1%
Itau Unibanco Holding SA, 6.50%(b)(c)(e)	USD	258	265,256

France — 0.5%
BNP Paribas SA, 6.63%(c)(e)		625	650,781
TOTAL SA, 1.75%(c)(e)	EUR	740	864,763

			1,515,544

Italy — 0.4%
Intesa Sanpaolo SpA, 7.75%(e)(h)		500	639,907
UniCredit SpA(e):
6.63%(h)		200	226,283
7.50%(c)		200	239,849
9.25%(h)		200	254,142

			1,360,181

Netherlands — 0.4%
Cooperatieve Rabobank UA, 4.63%(c)(e)		200	243,726
ING Groep NV, 6.75%(c)(e)	USD	200	207,868
Telefonica Europe BV, 4.38%(c)(e)	EUR	400	493,228
Volkswagen International Finance NV, 2.70%(e)(h)		100	115,246

			1,060,068

New Zealand — 0.1%
EFG International Guernsey Ltd., 5.00%, 04/05/27(h)	USD	200	200,650

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA(e):
6.00%(c)	EUR	200	238,766
8.88%(h)		200	253,289

			492,055

Switzerland — 0.4%
Credit Suisse Group AG(e):
7.25%(b)(c)	USD	425	456,875
7.50%(h)		200	220,000
UBS Group Funding Switzerland AG, 7.00%(b)(c)(e)		640	679,885

			1,356,760

United Kingdom — 0.1%
Barclays PLC, 7.13%(e)(h)	GBP	270	357,888

United States — 0.3%
Bank of America Corp.,(e)(h):
Series DD, 6.30%	USD	24	26,791
Series Z, 6.50%		88	97,020
Capital One Financial Corp., Series E, 5.55%(e)(h)		59	60,007
Energy Transfer Partners LP, Series A, 6.25%(c)(e)		80	74,400
JPMorgan Chase & Co.,(e)(h):
Series S, 6.75%		88	97,260
Series Z, 5.30%		30	30,347

Security	Par (000)		Value

United States (continued)
Morgan Stanley, Series J, 5.55%(e)(h)	USD	50	$50,550
NBCUniversal Enterprise, Inc., 5.25%(b)(e)		320	327,680
Wells Fargo & Co., Series U, 5.88%(e)(h)		48	52,178

			816,233

Total Capital Trusts — 2.6% (Cost — $7,515,475)			7,664,577

	Shares

Preferred Stocks — 0.0%

United States — 0.0%
Federal Home Loan Mortgage Corp.,(c)(e):
Series S, 8.25%		1,900	23,674
Series Z, 7.88%		1,900	23,560
Morgan Stanley, Series E, 7.13%(e)(h)		260	7,238

Total Preferred Stocks — 0.0% (Cost — $38,950)			54,472

Total Preferred Securities — 2.6% (Cost — $7,554,425)			7,719,049

	Par (000)

U.S. Government Sponsored Agency Securities — 19.3%

Mortgage-Backed Securities — 19.3%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	USD	142	141,038
2.50%, 09/01/27 - 02/01/33		773	778,322
3.00%, 07/01/29 - 07/01/49(k)		4,343	4,427,257
3.50%, 07/01/29 - 07/01/49(k)		7,524	7,742,057
4.00%, 09/01/33 - 07/01/49(k)		3,675	3,871,327
4.50%, 04/01/44 - 07/01/49(k)		20,740	21,691,459
5.00%, 09/01/35 - 07/01/49(k)		671	715,904
5.50%, 12/01/38 - 07/01/49(k)		269	293,807
6.00%, 07/01/39 - 07/01/49(k)		117	130,313
6.50%, 11/01/38		16	18,336
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24 - 04/01/31		216	217,994
3.00%, 12/01/42 - 11/01/48		1,402	1,421,957
3.50%, 04/01/31 - 01/01/48		3,756	3,911,794
4.00%, 08/01/40 - 06/01/48		1,022	1,081,970
4.50%, 09/01/40 - 08/01/48		447	481,006
5.00%, 05/01/38 - 05/01/39		67	72,814
5.50%, 01/01/39		42	46,754
Ginnie Mae Mortgage-Backed Securities(k):
3.00%, 02/15/45 - 08/22/49		2,101	2,150,998
3.50%, 01/15/42 - 07/01/49		3,488	3,610,114
4.00%, 10/20/40 - 07/01/49		1,801	1,875,076
4.50%, 03/15/47 - 07/01/49		2,379	2,488,797
5.00%, 10/20/44 - 07/01/49		640	671,283

Total U.S. Government Sponsored Agency Securities — 19.3% (Cost — $57,297,569)			57,840,377

U.S. Treasury Obligations — 4.9%
U.S. Treasury Inflation Indexed Bonds:
0.38%, 01/15/27		1,586	1,597,415
0.50%, 01/15/28		311	315,803
U.S. Treasury Inflation Protected Security:
0.13%, 04/15/20		676	668,923
0.50%, 04/15/24		2,999	3,036,095

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes:
1.75%, 11/30/21	USD	5	$5,002
1.88%, 02/28/22		500	501,855
2.75%, 07/31/23		660	686,142
1.38%, 08/31/23		75	73,910
2.88%, 11/30/23		1,410	1,477,526
2.75%, 02/15/28		360	382,781
2.88%, 05/15/28		1,410	1,514,043
0.88%, 01/15/29		836	879,744
2.38%, 05/15/29		2,438	2,519,425
U.S. Treasury Bonds:
2.75%, 11/15/47		650	678,463
3.13%, 05/15/48		152	170,897
3.00%, 08/15/48		154	169,114

Total U.S. Treasury Obligations — 4.9% (Cost — $14,150,403)			14,677,138

	Shares

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond		3,000	3,000

Total Warrants — 0.0% (Cost — $0)			3,000

Total Long-Term Investments — 99.9% (Cost — $292,620,725)			299,893,549

	Par (000)

Short-Term Securities — 5.2%

Foreign Agency Obligations — 0.7%

Egypt — 0.5%
Egypt Treasury Bills(l):
17.30%, 07/30/19	EGP	4,300	254,595
18.25%, 08/20/19(g)		4,300	252,104
19.90%, 08/27/19		4,300	242,335
17.57%, 09/10/19		8,825	511,649
18.35%, 11/05/19		4,300	243,090

			1,503,773

Nigeria — 0.2%
Nigeria Treasury Bills(l):
13.12%, 07/04/19	NGN	24,258	67,258
14.28%, 08/15/19		48,516	133,032
14.34%, 09/12/19		32,344	87,694
14.09%, 10/03/19		16,172	43,622
12.07%, 11/28/19		32,344	85,524
14.44%, 01/16/20		32,344	83,904
13.57%, 05/28/20		32,344	80,347

			581,381

Total Foreign Agency Obligations — 0.7% (Cost — $2,015,950)			2,085,154

Security	Shares		Value

Money Market Funds(m)(n) — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%		13,487,681	$13,487,681

Total Money Market — 4.5% (Cost — $13,487,681)			13,487,681

Total Short-Term Securities — 5.2% (Cost — $15,503,631)			15,572,835

Options Purchased — 0.7% (Cost — $1,639,176)			2,197,402

Total Investments Before TBA Sale Commitments and Options Written — 105.8% (Cost — $309,763,532)			317,663,786

	Par (000)

TBA Sale Commitments(k) — (7.6%)

Mortgage-Backed Securities — (7.6%)
Fannie Mae Mortgage-Backed Securities:
2.50%, 07/01/34	USD	73	(73,512)
3.00%, 07/01/34 - 07/01/49		880	(891,499)
3.50%, 07/01/49		8,662	(8,855,049)
4.50%, 07/01/49		9,647	(10,061,333)
5.00%, 07/01/49		292	(308,659)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 07/01/49		122	(124,162)
3.50%, 07/01/49		755	(780,308)
4.50%, 07/01/49		1,414	(1,473,860)
5.00%, 07/01/49		289	(302,101)

Total TBA Sale Commitments — (7.6)% (Proceeds — $22,831,470)			(22,870,483)

Options Written — (1.3)% (Premiums Received — $1,393,516)			(3,948,503)

Total Investments, Net of TBA Sale Commitments and Options Written — 96.9% (Cost — $285,538,546)			290,844,800

Other Assets Less Liabilities — 3.1%			9,397,849

Net Assets — 100.0%			$300,242,649

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Perpetual security with no stated maturity date.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Zero-coupon bond.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	When-issued security.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Represents or includes a TBA transaction.
(l)	Rates shown are discount rates or a range of discount rates as of period end.
(m)	Annualized 7-day yield as of period end.

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

(n)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,723,358	10,764,323	(b)	—	13,487,681	$13,487,681	$103,286	$—	$—
iShares China Large-Cap ETF	—	10,600		(8,052)	2,548	108,978	1,853	(11,862)	(5,687)
iShares iBoxx USD High Yield Corporate Bond ETF	—	700		(700)	—	—	—	(21)	—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	19,786		(9,000)	17,451	1,977,024	55,305	(2,363)	148,098
iShares MSCI Brazil ETF	2,000	—		(528)	1,472	64,356	782	(1,761)	11,028
iShares MSCI Emerging Markets ETF	24,370	10,400		—	34,770	1,491,981	7,590	—	98,069
iShares MSCI South Korea ETF	—	1,000		(233)	767	45,920	—	(2,094)	(3,697)

						$17,175,940	$168,816	$(18,101)	$247,811

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro OAT	15	09/06/19	$ 2,812	$30,404
German Euro Buxl	20	09/06/19	4,614	57,844
Euro BTP	26	09/06/19	3,971	124,671
10-Year Australian Treasury Bond	20	09/16/19	2,017	19,545
90-Day Euro Dollar	65	09/16/19	15,924	176,988
10-Year Canada Bond	22	09/19/19	2,401	18,784
10-Year U.S. Treasury Note	102	09/19/19	13,053	83,464
10-Year U.S. Ultra Long Treasury Note	152	09/19/19	20,995	99,811
Long U.S. Treasury Bond	19	09/19/19	2,956	15,067
Euro Stoxx 50 Index	3	09/20/19	118	582
Long Gilt	63	09/26/19	10,425	(2,953)
90-Day Euro Dollar	59	12/14/20	14,521	102,628

				726,835

Short Contracts
Euro Bund	7	09/06/19	1,375	(668)
Euro-BOBL	63	09/06/19	9,631	(27,508)
Euro-Schatz	56	09/06/19	7,150	(11,447)
German Short Euro BTP	94	09/06/19	11,918	(132,618)
10-Year Japanese Government Treasury Bonds	8	09/12/19	11,416	(29,706)
U.S. Ultra Bond	46	09/19/19	8,168	(238,047)
MSCI Emerging Markets E-Mini Index	11	09/20/19	579	(13,059)
S&P 500 E-Mini Index	32	09/20/19	4,711	(7,209)
2-Year U.S. Treasury Note	187	09/30/19	40,239	(13,330)
5-Year U.S. Treasury Note	356	09/30/19	42,064	2,280
90-Day Euro Dollar	283	03/16/20	69,540	(824,699)
90-Day Euro Dollar	30	03/15/21	7,385	(93,260)
90-Day Euro Dollar	65	09/13/21	15,993	(254,375)

				(1,643,646)

				$(916,811)

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,067,450	USD	537,000	Bank of America N.A.	07/02/19	$1,405
BRL	1,328,768	USD	345,000	Citibank N.A.	07/02/19	1,038
BRL	3,478,910	USD	891,000	Credit Suisse International	07/02/19	14,978
BRL	1,044,280	USD	262,000	Goldman Sachs International	07/02/19	9,951
BRL	50,044	USD	13,000	Morgan Stanley & Co. International PLC	07/02/19	32
BRL	1,366,162	USD	351,000	Morgan Stanley & Co. International PLC	07/02/19	4,776
USD	539,494	BRL	2,067,450	Bank of America N.A.	07/02/19	1,089
USD	346,738	BRL	1,328,768	Citibank N.A.	07/02/19	700
USD	907,810	BRL	3,478,910	Credit Suisse International	07/02/19	1,832
USD	272,501	BRL	1,044,280	Goldman Sachs International	07/02/19	550
USD	13,059	BRL	50,044	Morgan Stanley & Co. International PLC	07/02/19	26
USD	356,496	BRL	1,366,162	Morgan Stanley & Co. International PLC	07/02/19	720
ZAR	3,665,000	USD	257,328	Citibank N.A.	07/03/19	2,845
TWD	11,031,890	USD	349,000	BNP Paribas S.A.	07/05/19	6,674
TWD	2,885,884	USD	91,876	UBS AG	07/05/19	1,166
TRY	1,038,907	USD	176,874	UBS AG	07/08/19	1,855
ZAR	4,462,731	USD	307,800	Citibank N.A.	07/08/19	8,804
TRY	832,709	USD	131,000	UBS AG	07/10/19	12,097
IDR	7,378,800,000	USD	516,000	BNP Paribas S.A.	07/16/19	5,713
COP	1,162,182,000	USD	354,000	UBS AG	07/17/19	7,345
EGP	1,766,494	USD	100,885	Citibank N.A.	07/17/19	4,430
EGP	1,366,234	USD	78,115	JPMorgan Chase Bank N.A.	07/17/19	3,337
USD	354,000	COP	1,133,508,000	Natwest Markets PLC	07/17/19	1,570
CLP	249,007,500	USD	357,000	Morgan Stanley & Co. International PLC	07/24/19	10,592
IDR	23,827,045,000	USD	1,661,000	Bank of America N.A.	07/24/19	21,850
IDR	17,817,597,195	USD	1,257,479	Citibank N.A.	07/24/19	937
KRW	628,988,100	USD	537,000	Bank of America N.A.	07/24/19	6,723
MXN	8,743,127	USD	453,000	Bank of America N.A.	07/24/19	890
MXN	6,347,831	USD	329,000	Morgan Stanley & Co. International PLC	07/24/19	541
PLN	433,148	USD	113,872	BNP Paribas S.A.	07/24/19	2,211
PLN	2,018,529	USD	537,000	Bank of America N.A.	07/24/19	3,961
PLN	1,082,694	USD	284,680	Deutsche Bank AG	07/24/19	5,480
PLN	176,657	USD	46,448	JPMorgan Chase Bank N.A.	07/24/19	895
TRY	2,112,646	USD	358,000	BNP Paribas S.A.	07/24/19	2,255
TRY	1,058,040	USD	180,000	Bank of America N.A.	07/24/19	420
USD	357,000	CLP	241,760,400	Credit Suisse International	07/24/19	106
USD	361,000	KRW	416,955,000	BNP Paribas S.A.	07/24/19	567
USD	633,000	KRW	731,621,400	BNP Paribas S.A.	07/24/19	556
USD	716,000	KRW	828,197,200	Bank of America N.A.	07/24/19	72
USD	22,767	MXN	438,022	BNP Paribas S.A.	07/24/19	28
USD	41,450	MXN	797,791	BNP Paribas S.A.	07/24/19	34
USD	260,510	MXN	5,014,053	BNP Paribas S.A.	07/24/19	211
USD	422,233	MXN	8,125,626	BNP Paribas S.A.	07/24/19	399
USD	358,000	MXN	6,865,545	Bank of America N.A.	07/24/19	1,582
USD	212,350	MXN	4,083,384	Barclays Bank PLC	07/24/19	365
USD	358,000	MXN	6,832,502	Citibank N.A.	07/24/19	3,298
USD	445,000	PLN	1,659,107	Deutsche Bank AG	07/24/19	363
USD	362,000	RUB	22,842,200	BNP Paribas S.A.	07/24/19	1,747
ZAR	1,643,841	USD	114,163	BNP Paribas S.A.	07/24/19	2,228
ZAR	5,122,729	USD	358,000	BNP Paribas S.A.	07/24/19	4,713
ZAR	7,684,028	USD	537,000	BNP Paribas S.A.	07/24/19	7,064
ZAR	4,104,148	USD	276,000	Bank of America N.A.	07/24/19	14,592
ZAR	4,111,381	USD	285,408	Bank of America N.A.	07/24/19	5,697
ZAR	1,643,776	USD	114,163	Morgan Stanley & Co. International PLC	07/24/19	2,224
ZAR	335,117	USD	23,266	UBS AG	07/24/19	461
ZAR	2,597,025	USD	178,000	UBS AG	07/24/19	5,881
BRL	1,382,023	USD	358,000	Credit Suisse International	08/02/19	883
BRL	2,073,035	USD	537,000	Credit Suisse International	08/02/19	1,325
BRL	3,439,616	USD	891,000	Credit Suisse International	08/02/19	2,198
ARS	6,298,000	USD	134,000	BNP Paribas S.A.	08/21/19	3,730
USD	816,733	MXN	15,773,000	Barclays Bank PLC	08/21/19	1,689
USD	979,430	MXN	18,950,211	Barclays Bank PLC	08/21/19	209

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	24,773,779	USD	1,747,648	Bank of America N.A.	08/21/19	$380
EGP	9,198,000	USD	504,000	Citibank N.A.	09/09/19	35,409
ARS	1,579,500	USD	30,000	BNP Paribas S.A.	09/18/19	3,154
ARS	1,434,000	USD	30,000	Citibank N.A.	09/18/19	100
AUD	30,000	USD	20,922	JPMorgan Chase Bank N.A.	09/18/19	188
AUD	7,986,000	USD	5,501,923	Natwest Markets PLC	09/18/19	117,736
AUD	30,000	USD	20,905	Nomura International PLC	09/18/19	206
BRL	3,192,680	USD	811,000	Standard Chartered Bank	09/18/19	14,332
CAD	474,229	USD	354,000	BNP Paribas S.A.	09/18/19	8,645
CAD	3,600,000	USD	2,689,242	Goldman Sachs International	09/18/19	63,693
CHF	990,899	USD	1,000,000	State Street Bank and Trust Co.	09/18/19	22,164
CNH	345,000	USD	50,161	HSBC Bank USA N.A.	09/18/19	30
CNH	350,000	USD	50,881	HSBC Bank USA N.A.	09/18/19	38
CZK	12,051,914	USD	530,000	Citibank N.A.	09/18/19	9,571
EUR	141,704	GBP	126,989	Goldman Sachs International	09/18/19	287
EUR	28,461	GBP	25,511	Natwest Markets PLC	09/18/19	52
EUR	3,358,060	USD	3,794,319	Australia and New Zealand Bank Group	09/18/19	47,476
EUR	38,320	USD	43,835	Bank of America N.A.	09/18/19	5
EUR	79,214	USD	90,608	Bank of America N.A.	09/18/19	16
EUR	401,680	USD	459,513	Citibank N.A.	09/18/19	30
EUR	405,393	USD	463,765	Citibank N.A.	09/18/19	26
EUR	405,493	USD	463,235	Citibank N.A.	09/18/19	670
EUR	34,507	USD	39,418	Deutsche Bank AG	09/18/19	60
EUR	870,000	USD	981,820	HSBC Bank USA N.A.	09/18/19	13,505
EUR	405,393	USD	463,732	JPMorgan Chase Bank N.A.	09/18/19	59
EUR	7,900,000	USD	8,921,280	Natwest Markets PLC	09/18/19	116,730
EUR	4,000,000	USD	4,508,880	Westpac Banking Corp.	09/18/19	67,328
GBP	100,000	USD	126,763	Deutsche Bank AG	09/18/19	672
IDR	1,223,796,000	USD	84,000	BNP Paribas S.A.	09/18/19	1,787
IDR	10,950,000,000	USD	756,424	BNP Paribas S.A.	09/18/19	11,163
IDR	286,680,000	USD	20,017	Bank of America N.A.	09/18/19	79
IDR	286,640,000	USD	20,014	UBS AG	09/18/19	79
INR	1,165,000	USD	16,534	Deutsche Bank AG	09/18/19	190
INR	1,170,000	USD	16,648	Deutsche Bank AG	09/18/19	148
JPY	217,240,000	USD	2,013,972	Citibank N.A.	09/18/19	12,394
JPY	2,445,393,983	USD	22,706,114	Northern Trust Co.	09/18/19	103,983
KRW	38,330,000	USD	33,160	Bank of America N.A.	09/18/19	30
MXN	602,377	USD	30,000	Goldman Sachs International	09/18/19	981
NZD	15,000	USD	9,906	Citibank N.A.	09/18/19	186
NZD	17,500	USD	11,568	Standard Chartered Bank	09/18/19	206
PHP	867,500	USD	16,747	BNP Paribas S.A.	09/18/19	120
PHP	865,000	USD	16,691	UBS AG	09/18/19	128
PLN	4,733,325	USD	1,250,000	Citibank N.A.	09/18/19	19,965
TRY	182,045	USD	30,000	HSBC Bank USA N.A.	09/18/19	160
USD	3,039,791	EUR	2,650,000	Royal Bank of Canada	09/18/19	8,054
USD	228,042	EUR	199,000	Standard Chartered Bank	09/18/19	376
USD	128,246	GBP	100,000	Bank of America N.A.	09/18/19	811
USD	1,875,000	JPY	200,422,500	Bank of America N.A.	09/18/19	5,503
USD	7,500,000	JPY	799,704,000	Bank of America N.A.	09/18/19	40,537
USD	6,000,000	JPY	642,848,400	HSBC Bank USA N.A.	09/18/19	3,652
USD	232,000	MXN	4,494,466	Citibank N.A.	09/18/19	841
USD	208,000	MXN	4,037,363	HSBC Bank USA N.A.	09/18/19	351
USD	1,018,000	MXN	19,769,143	State Street Bank and Trust Co.	09/18/19	1,236
ZAR	4,240,000	USD	283,262	Bank of America N.A.	09/18/19	14,868
ZAR	2,470,000	USD	165,061	JPMorgan Chase Bank N.A.	09/18/19	8,614
USD	1,400,017	EUR	1,075,000	Deutsche Bank AG	12/13/19	162,125
USD	1,409,390	EUR	1,075,000	Deutsche Bank AG	02/25/20	165,108
USD	1,404,847	JPY	140,000,000	Barclays Bank PLC	03/16/20	82,510

						1,380,657

BRL	1,363,718	USD	355,858	BNP Paribas S.A.	07/02/19	(718)
BRL	1,377,942	USD	359,569	Credit Suisse International	07/02/19	(726)

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,066,913	USD	539,354	Credit Suisse International	07/02/19	$(1,089)
BRL	3,429,459	USD	894,906	Credit Suisse International	07/02/19	(1,806)
BRL	1,012,485	USD	264,205	Morgan Stanley & Co. International PLC	07/02/19	(533)
USD	352,701	BRL	1,363,718	BNP Paribas S.A.	07/02/19	(2,439)
USD	358,000	BRL	1,377,942	Credit Suisse International	07/02/19	(844)
USD	537,000	BRL	2,066,913	Credit Suisse International	07/02/19	(1,266)
USD	891,000	BRL	3,429,459	Credit Suisse International	07/02/19	(2,100)
USD	260,299	BRL	1,012,485	Morgan Stanley & Co. International PLC	07/02/19	(3,372)
USD	440,876	TWD	13,795,010	BNP Paribas S.A.	07/05/19	(3,882)
USD	176,874	TRY	1,041,556	Citibank N.A.	07/08/19	(2,311)
USD	204,950	ZAR	2,965,319	BNP Paribas S.A.	07/08/19	(5,422)
USD	102,850	ZAR	1,495,250	Goldman Sachs International	07/08/19	(3,229)
USD	131,000	TRY	854,906	BNP Paribas S.A.	07/10/19	(15,912)
USD	358,000	IDR	5,081,094,000	UBS AG	07/15/19	(1,304)
USD	258,000	IDR	3,736,356,000	JPMorgan Chase Bank N.A.	07/16/19	(6,176)
USD	258,000	IDR	3,773,250,000	UBS AG	07/16/19	(8,785)
MXN	6,862,825	USD	357,000	Bank of America N.A.	07/24/19	(724)
MXN	16,989,454	USD	883,510	Barclays Bank PLC	07/24/19	(1,520)
MXN	10,297,351	USD	537,000	Citibank N.A.	07/24/19	(2,424)
MXN	13,510,821	USD	702,000	JPMorgan Chase Bank N.A.	07/24/19	(600)
MXN	6,834,721	USD	358,000	Morgan Stanley & Co. International PLC	07/24/19	(3,183)
RUB	22,851,250	USD	362,000	Deutsche Bank AG	07/24/19	(1,604)
TRY	3,178,722	USD	543,000	Bank of America N.A.	07/24/19	(955)
USD	1,257,479	IDR	18,038,536,255	Bank of America N.A.	07/24/19	(16,541)
USD	1,246,000	IDR	17,654,947,800	Citibank N.A.	07/24/19	(928)
USD	415,000	IDR	5,961,060,000	JPMorgan Chase Bank N.A.	07/24/19	(6,016)
USD	356,000	IDR	5,115,008,000	UBS AG	07/24/19	(5,261)
USD	267,000	MXN	5,145,464	Bank of America N.A.	07/24/19	(121)
USD	331,200	MXN	6,380,903	Bank of America N.A.	07/24/19	(58)
USD	356,000	MXN	6,862,078	Deutsche Bank AG	07/24/19	(238)
USD	178,000	TRY	1,063,132	Citibank N.A.	07/24/19	(3,288)
USD	178,000	ZAR	2,616,912	BNP Paribas S.A.	07/24/19	(7,289)
USD	178,000	ZAR	2,629,914	BNP Paribas S.A.	07/24/19	(8,210)
USD	537,000	ZAR	7,615,197	Bank of America N.A.	07/24/19	(2,191)
USD	206,500	ZAR	2,981,219	Goldman Sachs International	07/24/19	(4,584)
USD	537,000	ZAR	7,623,037	HSBC Bank USA N.A.	07/24/19	(2,746)
USD	2,000	ZAR	29,130	UBS AG	07/24/19	(62)
USD	249,500	ZAR	3,633,919	UBS AG	07/24/19	(7,798)
USD	1,917,561	IDR	28,193,899,371	Standard Chartered Bank	08/07/19	(69,972)
USD	617,212	RUB	40,291,700	BNP Paribas S.A.	08/07/19	(17,056)
USD	287,199	RUB	18,975,038	Goldman Sachs International	08/07/19	(11,503)
USD	830,307	RUB	53,505,000	Goldman Sachs International	08/07/19	(11,963)
USD	209,981	RUB	13,885,000	Morgan Stanley & Co. International PLC	08/07/19	(8,595)
USD	211,409	RUB	13,933,432	Morgan Stanley & Co. International PLC	08/07/19	(7,930)
USD	406,748	RUB	26,855,530	Morgan Stanley & Co. International PLC	08/07/19	(16,009)
USD	511,035	RUB	33,357,300	Morgan Stanley & Co. International PLC	08/07/19	(14,072)
USD	723,250	IDR	10,530,520,175	Goldman Sachs International	08/08/19	(19,002)
USD	37,782	IDR	549,005,196	UBS AG	08/08/19	(915)
USD	1,907,248	IDR	28,193,899,370	Citibank N.A.	08/14/19	(78,447)
USD	550,000	ARS	28,352,500	Bank of America N.A.	08/21/19	(70,037)
USD	2,129,024	ZAR	31,162,000	BNP Paribas S.A.	08/21/19	(69,753)
USD	2,634,171	ZAR	38,867,716	Bank of America N.A.	08/21/19	(108,319)
ARS	8,389,350	USD	181,000	Citibank N.A.	09/03/19	(659)
USD	107,317	CHF	106,567	Bank of America N.A.	09/09/19	(2,527)
USD	736,790	EUR	648,000	Bank of America N.A.	09/09/19	(4,053)
USD	255,425	EUR	226,296	JPMorgan Chase Bank N.A.	09/09/19	(3,294)
EUR	166,533	GBP	149,666	Deutsche Bank AG	09/18/19	(205)
EUR	56,006	GBP	50,334	Natwest Markets PLC	09/18/19	(70)
EUR	880,000	USD	1,007,283	Bank of America N.A.	09/18/19	(517)
EUR	398,000	USD	456,406	Citibank N.A.	09/18/19	(1,073)
EUR	40,000	USD	45,816	Natwest Markets PLC	09/18/19	(54)
EUR	35,000	USD	40,085	Standard Chartered Bank	09/18/19	(43)

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	80,000	EUR	89,131	Barclays Bank PLC	09/18/19	$(22)
GBP	160,000	EUR	179,704	Goldman Sachs International	09/18/19	(1,694)
GBP	305,000	EUR	342,299	Natwest Markets PLC	09/18/19	(2,930)
GBP	10,000	USD	12,798	Natwest Markets PLC	09/18/19	(54)
GBP	10,000	USD	12,792	Nomura International PLC	09/18/19	(49)
JPY	1,176,267,304	EUR	9,666,501	Commonwealth Bank of Australia	09/18/19	(87,016)
JPY	200,678,437	USD	1,875,000	Bank of America N.A.	09/18/19	(3,116)
JPY	3,670,000	USD	34,369	HSBC Bank USA N.A.	09/18/19	(136)
JPY	3,665,000	USD	34,345	Natwest Markets PLC	09/18/19	(159)
KRW	38,335,000	USD	33,222	JPMorgan Chase Bank N.A.	09/18/19	(27)
MXN	3,029,721	USD	156,000	State Street Bank and Trust Co.	09/18/19	(176)
RUB	1,909,309	USD	30,000	Goldman Sachs International	09/18/19	(128)
TWD	400,000	USD	12,983	Bank of America N.A.	09/18/19	(20)
TWD	400,000	USD	12,975	Citibank N.A.	09/18/19	(13)
USD	570,000	ARS	28,357,500	Citibank N.A.	09/18/19	(25,224)
USD	3,105,169	AUD	4,520,000	Nomura International PLC	09/18/19	(75,504)
USD	2,860,000	BRL	11,259,019	Standard Chartered Bank	09/18/19	(50,543)
USD	354,000	CAD	469,101	Bank of America N.A.	09/18/19	(4,723)
USD	1,160,000	CAD	1,549,802	Westpac Banking Corp.	09/18/19	(25,140)
USD	1,870,518	CNH	12,990,000	Bank of America N.A.	09/18/19	(19,313)
USD	455,736	EUR	400,455	Citibank N.A.	09/18/19	(2,405)
USD	462,777	EUR	410,322	Citibank N.A.	09/18/19	(6,652)
USD	501,850	EUR	440,000	Citibank N.A.	09/18/19	(1,532)
USD	704,443	EUR	620,000	Citibank N.A.	09/18/19	(4,869)
USD	789,181	EUR	700,000	Citibank N.A.	09/18/19	(11,655)
USD	45,003	EUR	39,545	Deutsche Bank AG	09/18/19	(238)
USD	34,080	EUR	30,000	JPMorgan Chase Bank N.A.	09/18/19	(242)
USD	44,757	EUR	39,678	JPMorgan Chase Bank N.A.	09/18/19	(637)
USD	67,785	EUR	60,000	Natwest Markets PLC	09/18/19	(859)
USD	991,790	EUR	870,000	Natwest Markets PLC	09/18/19	(3,536)
USD	2,105,670	EUR	1,863,850	Natwest Markets PLC	09/18/19	(26,671)
USD	14,737,236	EUR	13,040,000	Nomura International PLC	09/18/19	(181,201)
USD	1,256,019	EUR	1,101,451	Standard Chartered Bank	09/18/19	(4,098)
USD	1,507,117	EUR	1,321,649	Standard Chartered Bank	09/18/19	(4,918)
USD	1,978,474	EUR	1,735,000	Standard Chartered Bank	09/18/19	(6,456)
USD	6,328	GBP	5,000	Citibank N.A.	09/18/19	(44)
USD	365,441	GBP	290,000	Nomura International PLC	09/18/19	(4,121)
USD	258,915	IDR	3,748,048,798	BNP Paribas S.A.	09/18/19	(3,821)
USD	1,980,000	IDR	28,846,620,000	BNP Paribas S.A.	09/18/19	(42,127)
USD	3,061,002	INR	214,890,000	BNP Paribas S.A.	09/18/19	(23,839)
USD	711,660	INR	49,940,000	Bank of America N.A.	09/18/19	(5,251)
USD	550,000	JPY	59,225,210	Commonwealth Bank of Australia	09/18/19	(2,440)
USD	2,200,000	JPY	237,412,340	Royal Bank of Canada	09/18/19	(14,530)
USD	570,000	RUB	37,169,223	BNP Paribas S.A.	09/18/19	(11,531)
USD	576,681	RUB	37,785,000	Barclays Bank PLC	09/18/19	(14,484)
USD	310,000	SEK	2,920,889	Bank of America N.A.	09/18/19	(6,277)
USD	332,575	SGD	450,000	Bank of America N.A.	09/18/19	(411)
USD	336,408	SGD	455,000	Bank of America N.A.	09/18/19	(277)
USD	778,000	TRY	4,834,998	Bank of America N.A.	09/18/19	(23,028)
USD	1,200,320	ZAR	17,980,000	Bank of America N.A.	09/18/19	(63,922)
USD	2,588,000	ZAR	38,739,037	Bank of America N.A.	09/18/19	(135,888)
USD	254,866	ZAR	3,665,000	Citibank N.A.	09/18/19	(2,834)
USD	580,000	CLP	406,087,696	Natwest Markets PLC	09/23/19	(19,542)

						(1,580,646)

	Net Unrealized Depreciation					$(199,989)

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
Call
2Y-10Y CMS Index Cap	0.21%	Goldman Sachs International	5/29/20	USD 26,204	$62,393	$40,616	$21,777

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	66	07/05/19	USD	294.00	USD	1,934	$17,193
SPDR S&P 500 ETF Trust	257	07/05/19	USD	296.00	USD	7,530	40,734
SPDR S&P 500 ETF Trust	168	07/19/19	USD	300.00	USD	4,922	20,412
SPDR S&P 500 ETF Trust	191	07/19/19	USD	299.00	USD	5,596	29,509
SPDR S&P 500 ETF Trust	38	07/19/19	USD	290.00	USD	1,113	25,764
SPDR S&P 500 ETF Trust	49	07/19/19	USD	293.00	USD	1,436	22,687
Vaneck Vectors Semiconductor	135	07/19/19	USD	117.00	USD	1,487	9,248
iShares China Large-Cap ETF	350	07/19/19	USD	42.00	USD	1,497	48,825
SPDR S&P 500 ETF Trust	40	07/26/19	USD	296.00	USD	1,172	13,860
DAX Index	27	09/20/19	EUR	12,400.00	EUR	1,674	49,199
ESTX Banks	160	09/20/19	EUR	105.00	EUR	704	1,365
Euro Stoxx 50 Index	93	09/20/19	EUR	3,550.00	EUR	3,231	45,526
Pfizer, Inc.	171	09/20/19	USD	42.00	USD	741	38,133
SPDR S&P 500 ETF Trust	13	09/20/19	USD	303.00	USD	381	4,706
Euro Stoxx 50 Index	22	10/18/19	EUR	3,600.00	EUR	764	8,918
SPDR S&P 500 ETF Trust	70	12/20/19	USD	300.00	USD	2,051	61,320
Alphabet, Inc.	3	01/17/20	USD	1,100.00	USD	324	21,060
Apple, Inc.	17	01/17/20	USD	195.00	USD	336	28,815
Emerson Electric Co.	48	01/17/20	USD	65.00	USD	320	24,720
Lowe’s Cos., Inc.	40	01/17/20	USD	100.00	USD	404	33,300
Microsoft Corp.	22	01/17/20	USD	130.00	USD	295	24,915
QUALCOMM, Inc.	48	01/17/20	USD	70.00	USD	365	49,200
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	40	01/17/20	USD	40.00	USD	157	11,300
Euro Stoxx 50 Index	8	03/20/20	EUR	3,600.00	EUR	278	7,519

							638,228

Put
Eurodollar 1-Year Mid-Curve Option	51	12/13/19	USD	97.50	USD	5	956

							$639,184

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-touch	Deutsche Bank AG	40,000	08/09/19	USD	7.10	USD	7.10	USD	40	$2,480
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	105.00	EUR	105.00	EUR	24	2,079
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	107.00	EUR	107.00	EUR	24	2,313
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	103.00	EUR	103.00	EUR	24	1,819
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	107.00	EUR	107.00	EUR	24	2,311
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	103.00	EUR	103.00	EUR	24	1,818
Dow Jones Euro STOXX Banks Index	One-touch	Citibank N.A.	24,000	03/20/20	EUR	105.00	EUR	105.00	EUR	24	2,077

											14,897

Put
USD Currency Put/KRW Currency Call	Down-and-out	BNP Paribas S.A.	872,000	07/01/19	USD	1,180.00	USD	1,148.00	USD	872	3,880
USD Currency Put/BRL Currency Call	Down-and-out	Deutsche Bank AG	712,000	07/11/19	USD	3.87	USD	3.74	USD	712	3,536
EUR Currency	One-touch	HSBC Bank USA N.A.	245,000	07/18/19	EUR	1.11	EUR	1.11	EUR	245	4,479
EUR Currency	One-touch	Citibank N.A.	302,000	07/18/19	EUR	1.11	EUR	1.11	EUR	302	5,519

											17,414

											$32,311

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 07/25/29	6-Month LIBOR, 2.20%	Semi-Annual	2.59%	Quarterly	Goldman Sachs International	07/23/19	2.59%	USD	8,590	$505,055
5-Year Interest Rate Swap, 10/25/24	6-Month LIBOR, 2.20%	Semi-Annual	2.26	Quarterly	Morgan Stanley & Co. International PLC	10/23/19	2.26	USD	10,653	281,046

										786,101

Put
10-Year Interest Rate Swap, 08/30/29	2.35	Quarterly	6-Month LIBOR, 2.20%	Semi-Annual	JPMorgan Chase Bank N.A.	08/28/19	2.35	USD	4,000	3,147

										$789,248

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	07/01/19	BRL	4.00	USD	588	$1
USD Currency	Bank of America N.A.	07/02/19	BRL	4.05	USD	706	1
USD Currency	Morgan Stanley & Co. International PLC	07/02/19	MXN	20.09	USD	706	1
USD Currency	Bank of America N.A.	07/03/19	IDR	14,760.00	USD	706	1
USD Currency	Citibank N.A.	07/03/19	ZAR	15.00	USD	706	2
USD Currency	Morgan Stanley & Co. International PLC	07/05/19	KRW	1,195.00	USD	341	20
USD Currency	BNP Paribas S.A.	07/11/19	TWD	31.60	USD	872	343
USD Currency	HSBC Bank USA N.A.	07/11/19	TWD	31.20	USD	698	1,336
EUR Currency	Bank of America N.A.	07/12/19	USD	1.14	EUR	17,382	103,846
USD Currency	Deutsche Bank AG	07/12/19	TRY	6.65	USD	430	12
USD Currency	BNP Paribas S.A.	07/18/19	TWD	31.50	USD	864	813
USD Currency	Bank of America N.A.	07/18/19	ZAR	15.00	USD	5,539	7,134
USD Currency	Bank of America N.A.	07/19/19	CAD	1.36	USD	716	49
USD Currency	Bank of America N.A.	07/24/19	TWD	31.10	USD	902	3,560
USD Currency	Morgan Stanley & Co. International PLC	07/26/19	CNH	7.03	USD	24,753	38,219
USD Currency	Bank of America N.A.	07/30/19	CAD	1.33	USD	724	1,598
USD Currency	JPMorgan Chase Bank N.A.	07/30/19	TWD	31.10	USD	4,524	19,820
AUD Currency	HSBC Bank USA N.A.	07/31/19	USD	0.71	AUD	773	3,316

							180,072

Put
USD Currency	Bank of America N.A.	07/02/19	MXN	19.00	USD	535	295
AUD Currency	BNP Paribas S.A.	07/03/19	USD	0.68	AUD	733	9
AUD Currency	Bank of America N.A.	07/03/19	USD	0.68	AUD	733	8
USD Currency	JPMorgan Chase Bank N.A.	07/03/19	PLN	3.75	USD	716	4,650
USD Currency	JPMorgan Chase Bank N.A.	07/05/19	KRW	1,165.00	USD	682	6,118
USD Currency	JPMorgan Chase Bank N.A.	07/05/19	KRW	1,150.00	USD	1,024	2,303
USD Currency	Morgan Stanley & Co. International PLC	07/05/19	KRW	1,140.00	USD	1,024	643
USD Currency	Bank of America N.A.	07/08/19	JPY	107.00	USD	5,131	13,556
USD Currency	HSBC Bank USA N.A.	07/08/19	JPY	107.00	USD	25,000	66,050
USD Currency	HSBC Bank USA N.A.	07/08/19	JPY	107.00	USD	20,000	52,360
USD Currency	Deutsche Bank AG	07/09/19	MXN	19.06	USD	725	2,145
USD Currency	BNP Paribas S.A.	07/11/19	IDR	14,100.00	USD	1,048	3,949
USD Currency	Citibank N.A.	07/11/19	JPY	107.00	USD	6,187	20,133
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,400.00	USD	699	13,462
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.78	USD	712	2,876
USD Currency	Bank of America N.A.	07/19/19	BRL	4.02	USD	687	33,208
USD Currency	HSBC Bank USA N.A.	08/12/19	KRW	1,125.00	USD	3,135	5,383
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,125.00	USD	722	1,700
USD Currency	JPMorgan Chase Bank N.A.	09/03/19	KRW	1,125.00	USD	4,393	13,241
EUR Currency	Bank of America N.A.	12/20/19	GBP	0.87	EUR	2,194	20,507
EUR Currency	Bank of America N.A.	04/23/20	USD	1.15	EUR	4,000	81,589
EUR Currency	Natwest Markets PLC	06/24/20	USD	1.17	EUR	5,150	150,009

							494,194

							$674,266

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
Call
2Y-10Y CMS Index Cap	0.71%	Goldman Sachs International	5/29/20	USD 26,204	$(10,924)	$(11,792)	$868

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Vaneck Vectors Semiconductor	135	07/19/19	USD	121.00	USD	1,487	$(2,970)
iShares China Large-Cap ETF	350	07/19/19	USD	44.00	USD	1,497	(15,400)
BAE Systems PLC	7	09/20/19	GBP	5.00	GBP	35	(1,178)
DAX Index	27	09/20/19	EUR	13,000.00	EUR	1,674	(11,007)
Enel SpA	12	09/20/19	EUR	6.20	EUR	37	(989)
Engie SA	300	09/20/19	EUR	13.61	EUR	40	(1,109)
Euro Stoxx 50 Index	93	09/20/19	EUR	3,700.00	EUR	3,231	(7,561)
Iberdrola SA	43	09/20/19	EUR	8.75	EUR	38	(929)
Koninklijke Philips NV	134	09/20/19	EUR	2.80	EUR	36	(1,219)
National Grid PLC	4	09/20/19	GBP	8.50	GBP	33	(902)
Orange SA	28	09/20/19	EUR	14.00	EUR	39	(1,130)
Pfizer, Inc.	171	09/20/19	USD	44.00	USD	741	(18,724)
SNAM SpA	8	09/20/19	EUR	4.60	EUR	35	(1,101)
Telefonica SA	54	09/20/19	EUR	7.42	EUR	39	(930)
Telia Co.	100	09/20/19	SEK	42.00	SEK	412	(808)
Eurodollar 1-Year Mid-Curve Options	676	12/13/19	USD	98.38	USD	66,549	(435,175)
Alphabet, Inc.	3	01/17/20	USD	1,160.00	USD	324	(13,440)
Apple, Inc.	17	01/17/20	USD	220.00	USD	336	(11,560)
Emerson Electric Co.	48	01/17/20	USD	75.00	USD	320	(5,520)
Lowe’s Cos., Inc.	40	01/17/20	USD	115.00	USD	404	(10,800)
Microsoft Corp.	22	01/17/20	USD	140.00	USD	295	(13,860)
QUALCOMM, Inc.	48	01/17/20	USD	85.00	USD	365	(16,680)

							(572,992)

Put
Eurodollar 1-Year Mid-Curve Option	51	12/13/19	USD	97.38	USD	5	(637)
Microsoft Corp.	22	01/17/20	USD	105.00	USD	295	(3,377)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	40	01/17/20	USD	34.00	USD	157	(4,400)

							(8,414)

							$(581,406)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 07/25/21	2.46%	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	07/23/19	2.46%	USD	19,070	$(262,288)
5-Year Interest Rate Swap, 07/26/24	2.34	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	07/24/19	2.34	USD	19,050	(544,769)
10-Year Interest Rate Swap, 07/27/29	1.81	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	07/25/19	1.81	USD	5,290	(11,431)
5-Year Interest Rate Swap, 07/27/24	1.56	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	07/25/19	1.56	USD	12,447	(14,087)
10-Year Interest Rate Swap, 07/28/29	1.84	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	07/26/19	1.84	USD	3,120	(8,902)
2-Year Interest Rate Swap, 08/01/21	2.18	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	07/30/19	2.18	USD	29,547	(249,651)
2-Year Interest Rate Swap, 08/02/21	2.34	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	07/31/19	2.34	USD	38,983	(450,454)
2-Year Interest Rate Swap, 08/09/21	2.20	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Morgan Stanley & Co. International PLC	08/07/19	2.20	USD	29,591	(263,088)
5-Year Interest Rate Swap, 08/09/24	2.15	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Bank of America N.A.	08/07/19	2.15	USD	7,694	(150,687)

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
5-Year Interest Rate Swap, 08/09/24	2.16%	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Bank of America N.A.	08/07/19	2.16%	USD	12,872	(261,025)
2-Year Interest Rate Swap, 08/10/21	2.16	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Barclays Bank PLC	08/08/19	2.16	USD	17,394	(144,274)
5-Year Interest Rate Swap, 08/10/24	2.13	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	08/08/19	2.13	USD	7,136	(133,538)
10-Year Interest Rate Swap, 09/06/29	2.01	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	09/04/19	2.01	USD	2,958	(39,326)
10-Year Interest Rate Swap, 09/07/29	2.02	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	09/05/19	2.02	USD	2,958	(40,338)
10-Year Interest Rate Swap, 09/27/29	1.76	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	09/25/19	1.76	USD	2,536	(14,857)
5-Year Interest Rate Swap, 09/27/24	1.50	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	09/25/19	1.50	USD	6,691	(23,030)
10-Year Interest Rate Swap, 09/28/29	1.79	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	09/26/19	1.79	USD	1,560	(10,388)
10-Year Interest Rate Swap, 10/02/29	1.78	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	09/30/19	1.78	USD	3,104	(20,678)
5-Year Interest Rate Swap, 10/02/24	1.54	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	09/30/19	1.54	USD	2,561	(10,577)
10-Year Interest Rate Swap, 10/25/29	2.34	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Morgan Stanley & Co. International PLC	10/23/19	2.34	USD	10,653	(407,858)
10-Year Interest Rate Swap, 12/29/29	1.66	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	12/27/19	1.66	USD	2,007	(14,925)
10-Year Interest Rate Swap, 12/29/29	1.70	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	12/27/19	1.70	USD	1,185	(9,864)
5-Year Interest Rate Swap, 10/29/24	1.40	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	12/27/19	1.40	USD	5,601	(25,764)
10-Year Interest Rate Swap, 01/01/30	1.69	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	12/30/19	1.69	USD	2,886	(23,573)
5-Year Interest Rate Swap, 01/01/30	1.45	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Citibank N.A.	12/30/19	1.45	USD	2,793	(14,597)
2-Year Interest Rate Swap, 04/29/22	1.90	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	04/27/20	1.90	USD	17,926	(149,767)

										(3,299,736)

Put
2-Year Interest Rate Swap, 07/25/21	3-Month LIBOR, 2.32%	Quarterly	2.96	Semi-Annual	Citibank N.A.	07/23/19	2.96	USD	19,070	—
10-Year Interest Rate Swap, 08/30/29	3-Month LIBOR, 2.32%	Quarterly	2.45	Semi-Annual	JPMorgan Chase Bank N.A.	08/28/19	2.45	USD	2,400	(944)
10-Year Interest Rate Swap, 08/30/29	3-Month LIBOR, 2.32%	Quarterly	2.55	Semi-Annual	JPMorgan Chase Bank N.A.	08/28/19	2.55	USD	1,600	(319)
10-Year Interest Rate Swap, 09/06/29	3-Month LIBOR, 2.32%	Quarterly	2.21	Semi-Annual	Citibank N.A.	09/04/19	2.21	USD	2,958	(7,221)
10-Year Interest Rate Swap, 09/07/29	3-Month LIBOR, 2.32%	Quarterly	2.22	Semi-Annual	Citibank N.A.	09/05/19	2.22	USD	2,958	(7,156)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 2.32%	Quarterly	3.55	Semi-Annual	Bank of America N.A.	10/05/20	3.55	USD	20,809	(693)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 2.32%	Quarterly	3.75	Semi-Annual	Bank of America N.A.	10/13/20	3.75	USD	36,833	(771)

										(17,104)

										$(3,316,840)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	07/01/19	BRL	4.00	USD	588	$(1)
USD Currency	JPMorgan Chase Bank N.A.	07/05/19	KRW	1,195.00	USD	341	(20)

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	07/11/19	BRL	3.95	USD	712	$(1,475)
USD Currency	HSBC Bank USA N.A.	07/11/19	TWD	31.60	USD	872	(343)
USD Currency	Deutsche Bank AG	07/12/19	TRY	7.20	USD	430	—
USD Currency	Bank of America N.A.	07/18/19	ZAR	15.60	USD	5,539	(914)
USD Currency	Bank of America N.A.	08/22/19	TWD	31.60	USD	902	(2,019)
USD Currency	Deutsche Bank AG	08/23/19	KRW	1,195.00	USD	722	(1,804)

							(6,576)

Put
AUD Currency	Citibank N.A.	07/03/19	USD	0.68	AUD	1,466	(17)
USD Currency	JPMorgan Chase Bank N.A.	07/05/19	KRW	1,140.00	USD	1,024	(649)
USD Currency	Deutsche Bank AG	07/11/19	IDR	14,100.00	USD	1,048	(3,944)
USD Currency	Bank of America N.A.	07/19/19	BRL	3.92	USD	1,031	(26,934)
AUD Currency	HSBC Bank USA N.A.	07/31/19	USD	0.69	AUD	773	(1,213)

							(32,757)

							$(39,333)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	3,968	$(307,206)	$(228,977)	$(78,229)
ITRAXX.XO.28.V1	5.00	Quarterly	12/20/22	EUR	506	(50,673)	(49,733)	(940)
ITRAXX.EUR.29.V1	1.00	Quarterly	06/20/23	EUR	440	(12,718)	(8,270)	(4,448)
CDX.NA.IG.31.V1	1.00	Quarterly	12/20/23	USD	4,845	(111,021)	(87,864)	(23,157)
ITRAXX.XO.31.V1	5.00	Quarterly	06/20/24	EUR	940	(122,966)	(90,475)	(32,491)
CDX.NA.IG.32.V1	1.00	Quarterly	06/20/24	USD	7,943	(173,961)	(131,964)	(41,997)

						$(778,545)	$(597,283)	$(181,262)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	CCC-	EUR	1,318	$33,682	$14,590	$19,092
ITRAXX.FINSR.29.V1	1.00	Quarterly	06/20/23	CCC+	EUR	1,020	25,805	16,905	8,900
CDX.NA.IG.30.V1	1.00	Quarterly	06/20/23	BBB-	USD	830	18,613	9,878	8,735
CDX.NA.HY.32.V1	5.00	Quarterly	06/20/24	B	USD	4,785	370,601	320,329	50,272
ITRAXX.EUR.31.V2	1.00	Quarterly	06/20/24	BBB-	EUR	1,092	30,050	21,137	8,913

							$478,751	$382,839	$95,912

(a)	Using S&P Global Ratings (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.31)%	Semi-Annual	0.18%	Annual	N/A	08/24/19	EUR	4,640	$(3,226)	$8	$(3,234)
1-Month MXIBOR, 8.49%	Monthly	7.13	Monthly	N/A	10/10/19	MXN	105,000	(22,731)	14	(22,745)
3-Month LIBOR, 2.32%	Quarterly	2.20	Semi-Annual	N/A	12/31/19	USD	32,000	661	154	507
1-Month MXIBOR, 8.49%	Monthly	6.93	Monthly	N/A	10/01/20	MXN	37,000	(22,422)	15	(22,437)

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.32%	Quarterly	2.80%	Semi-Annual	N/A		12/15/20	USD	58,500	$775,210	$844	$774,366
3-Month LIBOR, 2.32%	Quarterly	2.68	Semi-Annual	N/A		12/31/20	USD	70,000	833,433	1,002	832,431
2.74	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		01/11/21	USD	5,730	(116,056)	73	(116,129)
3-Month LIBOR, 2.32%	Quarterly	2.71	Semi-Annual	N/A		03/15/21	USD	1,716	37,014	17	36,997
3-Month LIBOR, 2.32%	Quarterly	2.43	Semi-Annual	07/03/19	(a)	03/15/21	USD	76,000	765,919	1,269	764,650
3-Month LIBOR, 2.32%	Quarterly	1.75	Semi-Annual	10/03/19	(a)	06/15/21	USD	112,000	91,991	1,932	90,059
2.70	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		06/27/21	USD	17,390	(311,623)	289	(311,912)
3-Month LIBOR, 2.32%	Quarterly	1.26	Semi-Annual	N/A		07/07/21	USD	5,955	(62,110)	17,742	(79,852)
3-Month LIBOR, 2.32%	Quarterly	2.33	Semi-Annual	08/01/19	(a)	08/01/21	USD	17,801	203,770	297	203,473
3-Month LIBOR, 2.32%	Quarterly	2.59	Semi-Annual	08/02/19	(a)	08/02/21	USD	19,960	328,216	332	327,884
3-Month LIBOR, 2.32%	Quarterly	2.35	Semi-Annual	08/09/19	(a)	08/09/21	USD	8,877	104,692	148	104,544
3-Month LIBOR, 2.32%	Quarterly	2.31	Semi-Annual	08/12/19	(a)	08/12/21	USD	5,471	61,156	91	61,065
2.15	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		08/31/21	USD	1,650	(21,466)	15	(21,481)
3-Month LIBOR, 2.32%	Quarterly	1.96	Semi-Annual	N/A		08/31/21	USD	5,300	43,443	—	43,443
6.73	Quarterly	3-Month JIBAR, 7.02%	Quarterly	09/18/19	(a)	09/18/21	ZAR	67,668	(4,066)	78	(4,144)
6.74	Quarterly	3-Month JIBAR, 7.02%	Quarterly	09/18/19	(a)	09/18/21	ZAR	67,668	(4,949)	78	(5,027)
1.16	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		10/03/21	USD	500	8,449	4	8,445
3-Month LIBOR, 2.32%	Quarterly	1.82	Semi-Annual	N/A		11/30/21	USD	5,000	3,481	54	3,427
3-Month LIBOR, 2.32%	Quarterly	2.07	Semi-Annual	N/A		02/28/22	USD	11,100	143,309	131	143,178
3-Month LIBOR, 2.32%	Quarterly	2.16	Semi-Annual	N/A		09/29/22	USD	1,860	35,194	—	35,194
1-Month MXIBOR, 8.49%	Monthly	6.89	Monthly	N/A		09/29/22	MXN	20,000	(13,226)	13	(13,239)
7.11	Monthly	1-Month MXIBOR, 8.49%	Monthly	N/A		10/14/22	MXN	14,909	4,168	8	4,160
7.11	Monthly	1-Month MXIBOR, 8.49%	Monthly	N/A		10/14/22	MXN	19,651	5,646	13	5,633
3-Month LIBOR, 2.32%	Quarterly	2.12	Semi-Annual	N/A		10/30/22	USD	3,500	40,411	(3,263)	43,674
2.02	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		10/30/22	USD	2,000	(16,271)	4,851	(21,122)
3-Month LIBOR, 2.32%	Quarterly	2.26	Semi-Annual	N/A		12/14/22	USD	1,735	30,174	22	30,152
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.14	Semi-Annual	N/A		01/22/23	JPY	30,000	2,764	4	2,760
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.12	Semi-Annual	N/A		04/24/23	JPY	3,065,000	270,097	424	269,673
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.15	Semi-Annual	N/A		08/09/23	JPY	24,000	2,605	3	2,602
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.14	Semi-Annual	N/A		09/20/23	JPY	53,000	5,655	7	5,648
3.00	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		10/25/23	USD	3,313	(175,919)	53	(175,972)
3.13	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		11/16/23	USD	9,596	(567,086)	154	(567,240)
3-Month LIBOR, 2.32%	Quarterly	3.09	Semi-Annual	N/A		11/27/23	USD	3,756	215,887	61	215,826
3-Month LIBOR, 2.32%	Quarterly	1.86	Semi-Annual	10/03/19	(a)	11/30/23	USD	21,500	141,639	388	141,251
3-Month LIBOR, 2.32%	Quarterly	3.08	Semi-Annual	N/A		12/04/23	USD	2,986	170,953	48	170,905
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.05	Semi-Annual	N/A		12/10/23	JPY	300,000	20,522	45	20,477
3-Month LIBOR, 2.32%	Quarterly	3.06	Semi-Annual	N/A		12/20/23	USD	18,445	1,049,108	302	1,048,806
3-Month LIBOR, 2.32%	Quarterly	3.05	Semi-Annual	N/A		12/28/23	USD	14,605	827,908	240	827,668
1-Month MXIBOR, 8.49%	Monthly	8.13	Monthly	N/A		02/02/24	MXN	20,633	37,173	18	37,155
1-Month MXIBOR, 8.49%	Monthly	8.14	Monthly	N/A		02/05/24	MXN	14,828	26,875	12	26,863
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.00	Semi-Annual	N/A		03/06/24	JPY	113,000	5,576	18	5,558
1-Month MXIBOR, 8.49%	Monthly	7.81	Monthly	N/A		05/27/24	MXN	43,431	51,333	39	51,294
3-Month LIBOR, 2.32%	Quarterly	1.72	Semi-Annual	N/A		06/27/24	USD	7,468	(14,073)	135	(14,208)
3-Month LIBOR, 2.32%	Quarterly	1.76	Semi-Annual	N/A		07/02/24	USD	798	171	14	157
3-Month LIBOR, 2.32%	Quarterly	2.64	Semi-Annual	07/26/19	(a)	07/26/24	USD	5,230	222,999	94	222,905
3-Month LIBOR, 2.32%	Quarterly	2.31	Semi-Annual	08/09/19	(a)	08/09/24	USD	3,995	107,808	72	107,736
3-Month LIBOR, 2.32%	Quarterly	2.30	Semi-Annual	08/09/19	(a)	08/09/24	USD	2,397	62,964	43	62,921
3-Month LIBOR, 2.32%	Quarterly	2.28	Semi-Annual	08/12/19	(a)	08/12/24	USD	2,349	59,533	42	59,491
6-Month WIBOR, 1.69%	Semi-Annual	2.15	Annual	09/18/19	(a)	09/18/24	PLN	3,090	10,132	15	10,117
3-Month LIBOR, 2.32%	Quarterly	2.49	Semi-Annual	N/A		09/30/25	USD	18,750	877,983	343	877,640
1.70	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/05/26	USD	6,150	61,185	34	61,151
1.71	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/25/26	USD	92	885	1	884
1.72	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/25/26	USD	220	1,869	3	1,866
1.73	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/25/26	USD	290	2,325	—	2,325
1.74	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/25/26	USD	210	1,525	—	1,525
1.73	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/26/26	USD	740	5,620	10	5,610
1.76	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		11/10/26	USD	1,363	10,614	20	10,594
1.74	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		11/16/26	USD	6,380	58,037	18,097	39,940
2.37	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		12/15/26	USD	920	(33,054)	—	(33,054)
1.80	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		01/30/27	USD	2,520	3,615	23,494	(19,879)
1.80	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		01/31/27	USD	2,600	3,617	21,807	(18,190)

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.31%	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		07/28/27	USD	2,570	$(96,473)	$44	$(96,517)
2.39	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		10/31/27	USD	1,300	(49,564)	3,941	(53,505)
3.06	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		11/15/27	USD	5,500	(502,668)	99	(502,767)
2.28	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		12/08/27	USD	2,354	(70,013)	42	(70,055)
0.36	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		01/22/28	JPY	12,000	(3,857)	2	(3,859)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.31	Semi-Annual	N/A		04/24/28	JPY	845,388	233,942	156	233,786
3.09	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		04/27/28	USD	540	(52,351)	10	(52,361)
3.05	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		04/30/28	USD	2,235	(209,420)	40	(209,460)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.35	Semi-Annual	N/A		05/01/28	JPY	575,000	175,743	104	175,639
3.07	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		06/14/28	USD	2,140	(203,742)	38	(203,780)
3.05	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		06/18/28	USD	1,410	(133,115)	(10,037)	(123,078)
2.94	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		07/17/28	USD	4,726	(440,799)	90	(440,889)
0.38	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		08/09/28	JPY	12,000	(4,191)	2	(4,193)
0.21	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/10/19	(a)	08/15/28	EUR	980	(9,009)	245	(9,254)
0.19	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/10/19	(a)	08/15/28	EUR	980	(7,080)	(573)	(6,507)
0.15	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/10/19	(a)	08/15/28	EUR	980	(3,547)	24	(3,571)
0.15	Annual	6-Month EURIBOR, (0.31)%	Semi-Annual	09/10/19	(a)	08/15/28	EUR	1,000	(3,401)	25	(3,426)
3-Month LIBOR, 2.32%	Quarterly	3.08	Semi-Annual	N/A		09/04/28	USD	1,600	168,784	31	168,753
3-Month LIBOR, 2.32%	Quarterly	3.06	Semi-Annual	N/A		09/05/28	USD	1,560	161,873	30	161,843
3-Month LIBOR, 2.32%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,641	176,087	31	176,056
3-Month LIBOR, 2.32%	Quarterly	3.10	Semi-Annual	N/A		09/06/28	USD	1,638	175,042	31	175,011
0.35	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		09/20/28	JPY	26,000	(8,308)	5	(8,313)
3-Month LIBOR, 2.32%	Quarterly	3.17	Semi-Annual	N/A		11/20/28	USD	1,155	123,223	23	123,200
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.22	Semi-Annual	N/A		12/10/28	JPY	150,000	29,023	28	28,995
3.08	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		12/19/28	USD	6,410	(634,471)	126	(634,597)
1-Month MXIBOR, 8.49%	Monthly	8.72	Monthly	N/A		01/03/29	MXN	3,400	14,655	4	14,651
3.28	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		01/04/29	USD	2,420	(307,148)	48	(307,196)
3-Month LIBOR, 2.32%	Quarterly	3.13	Semi-Annual	N/A		01/04/29	USD	8,275	935,093	161	934,932
2.80	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		01/11/29	USD	1,320	(108,157)	26	(108,183)
3.04	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		02/16/29	USD	1,435	(149,675)	29	(149,704)
2.82	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		02/21/29	USD	7,650	(640,539)	150	(640,689)
2.85	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		02/21/29	USD	2,640	(229,603)	52	(229,655)
3-Month LIBOR, 2.32%	Quarterly	2.72	Semi-Annual	N/A		02/21/29	USD	10,900	811,752	214	811,538
3-Month LIBOR, 2.32%	Quarterly	2.75	Semi-Annual	N/A		02/21/29	USD	9,350	726,616	184	726,432
0.18	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	N/A		03/06/29	JPY	56,000	(8,760)	11	(8,771)
3-Month LIBOR, 2.32%	Quarterly	2.70	Semi-Annual	N/A		03/13/29	USD	3,843	282,003	76	281,927
3-Month STIBOR, (0.03)%	Quarterly	1.02	Annual	N/A		03/20/29	SEK	3,780	21,129	9	21,120
3-Month LIBOR, 2.32%	Quarterly	2.61	Semi-Annual	N/A		04/10/29	USD	3,843	225,658	77	225,581
3-Month LIBOR, 2.32%	Quarterly	2.30	Semi-Annual	N/A		05/28/29	USD	2,454	73,126	50	73,076
2.21	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		06/26/29	USD	8,155	(182,613)	166	(182,779)
3-Month LIBOR, 2.32%	Quarterly	1.96	Semi-Annual	N/A		06/27/29	USD	2,645	(2,449)	54	(2,503)
3-Month LIBOR, 2.32%	Quarterly	1.99	Semi-Annual	N/A		06/28/29	USD	1,654	3,567	34	3,533
3-Month LIBOR, 2.32%	Quarterly	1.97	Semi-Annual	N/A		07/02/29	USD	868	319	18	301
3-Month LIBOR, 2.32%	Quarterly	2.73	Semi-Annual	08/02/19	(a)	08/02/29	USD	4,473	313,714	91	313,623
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.10	Semi-Annual	09/18/19	(a)	09/18/29	JPY	42,000	2,792	9	2,783
3-Month LIBOR, 2.32%	Quarterly	2.92	Semi-Annual	N/A		05/15/44	USD	3,150	434,349	78	434,271
2.62	Semi-Annual	3-Month LIBOR, 2.32%	Quarterly	N/A		05/11/47	USD	1,724	(144,049)	—	(144,049)
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.85	Semi-Annual	N/A		04/24/48	JPY	140,000	176,588	42	176,546
3-Month LIBOR, 2.32%	Quarterly	3.12	Semi-Annual	N/A		04/27/48	USD	870	171,109	22	171,087
3-Month LIBOR, 2.32%	Quarterly	3.18	Semi-Annual	N/A		05/18/48	USD	770	160,845	19	160,826
3-Month LIBOR, 2.32%	Quarterly	3.01	Semi-Annual	N/A		07/13/48	USD	3,035	548,967	82	548,885
3-Month LIBOR, 2.32%	Quarterly	3.27	Semi-Annual	N/A		11/20/48	USD	575	133,855	16	133,839
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.83	Semi-Annual	N/A		12/10/48	JPY	55,000	65,275	16	65,259
6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.66	Semi-Annual	N/A		01/08/49	JPY	50,000	38,752	15	38,737

									$8,625,915	$88,581	$8,537,334

(a)	Forward swaps.

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/23	USD	169	$2,511	$6,677	$(4,166)
Akzo Nobel NV	1.00	Quarterly	Citibank N.A.	06/20/24	EUR	175	(6,448)	(4,676)	(1,772)
Akzo Nobel NV	1.00	Quarterly	Citibank N.A.	06/20/24	EUR	90	(3,317)	(2,502)	(815)
Akzo Nobel NV	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	100	(3,684)	(2,836)	(848)
Akzo Nobel NV	1.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	104	(3,832)	(2,950)	(882)
Akzo Nobel NV	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	211	(7,774)	(5,853)	(1,921)
Anglo American PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	160	(36,707)	(33,193)	(3,514)
Anglo American PLC	5.00	Quarterly	Goldman Sachs International	06/20/24	EUR	90	(20,648)	(19,097)	(1,551)
Anglo American PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	94	(21,565)	(19,102)	(2,463)
Aviva PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	120	615	3,076	(2,461)
Banco Santander SA	1.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	250	1,837	9,805	(7,968)
CNH Industrial Finance Europe SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	90	(20,497)	(20,484)	(13)
CNH Industrial Finance Europe SA	5.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	60	(13,665)	(13,799)	134
CNH Industrial Finance Europe SA	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	35	(7,971)	(8,072)	101
CNH Industrial Finance Europe SA	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	25	(5,694)	(5,770)	76
Carrefour SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	90	(1,950)	(1,138)	(812)
Carrefour SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	90	(1,950)	(1,138)	(812)
Carrefour SA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	80	(1,733)	(1,011)	(722)
Enel Finance International NV	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	100	(1,559)	(714)	(845)
Federal Republic of Brazil	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	680	15,489	21,883	(6,394)
Federal Republic of Brazil	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	2,350	53,528	75,626	(22,098)
Federal Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/24	USD	2,415	55,009	78,759	(23,750)
Federal Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/24	USD	565	12,870	18,426	(5,556)
Federal Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/24	USD	3,923	89,360	117,437	(28,077)
Heidelbergcement AG	5.00	Quarterly	Citibank N.A.	06/20/24	EUR	170	(41,273)	(38,006)	(3,267)
Heineken NV	1.00	Quarterly	Citibank N.A.	06/20/24	EUR	288	(11,798)	(10,550)	(1,248)
Heineken NV	1.00	Quarterly	Goldman Sachs International	06/20/24	EUR	192	(7,866)	(7,034)	(832)
Hess Corp.	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	150	1,169	(1,031)	2,200
International Paper Co.	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	170	(3,626)	(2,255)	(1,371)
Lanxess AG	1.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	120	(2,454)	(524)	(1,930)
Lanxess AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	400	(8,182)	(5,489)	(2,693)
Renault SA	1.00	Quarterly	Citibank N.A.	06/20/24	EUR	85	(322)	1,866	(2,188)
Renault SA	1.00	Quarterly	Citibank N.A.	06/20/24	EUR	40	(151)	878	(1,029)
Renault SA	1.00	Quarterly	Goldman Sachs International	06/20/24	EUR	60	(227)	1,322	(1,549)
Renault SA	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	65	(245)	952	(1,197)
Republic of Argentina	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	140	22,759	17,852	4,907
Republic of Argentina	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	166	26,986	22,170	4,816
Republic of Colombia	1.00	Quarterly	Citibank N.A.	06/20/24	USD	3,087	(13,838)	28,868	(42,706)
Republic of Philippines	1.00	Quarterly	Citibank N.A.	06/20/24	USD	2,532	(63,370)	(38,472)	(24,898)
Republic of Turkey	1.00	Quarterly	BNP Paribas S.A.	06/20/24	USD	675	85,351	64,478	20,873
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	USD	764	96,655	73,565	23,090
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	3,162	97,559	134,149	(36,590)
Solvay SA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	120	(2,731)	(1,918)	(813)
State of Qatar	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	USD	508	(8,994)	(7,400)	(1,594)
Unicredit SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	EUR	190	18,166	22,209	(4,043)
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/24	USD	4,744	23,016	79,704	(56,688)
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/24	USD	1,399	6,787	23,504	(16,717)
Valeo SA	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	35	403	1,150	(747)
Valeo SA	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	35	403	1,104	(701)
Valeo SA	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	50	573	1,551	(978)
WPP Ltd.	1.00	Quarterly	Barclays Bank PLC	06/20/24	EUR	80	(1,611)	(835)	(776)
WPP Ltd.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	EUR	210	(4,229)	(1,601)	(2,628)
Weyerhaeuser Co.	1.00	Quarterly	Goldman Sachs International	06/20/24	USD	250	(6,035)	(4,606)	(1,429)

							$275,100	$544,955	$(269,855)

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,350	$(43,982)	$(139,216)	$95,234
ISPIM	1.00	Quarterly	Bank of America N.A.	06/20/24	BBB	EUR	190	(19,257)	(20,647)	1,390

								$(63,239)	$(159,863)	$96,624

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.70%	Quarterly	1.21%	Quarterly	BNP Paribas S.A.	N/A		08/17/19	KRW	1,600,000	$(2,260)	$—	$(2,260)
3-Month KRW CDC, 1.70%	Quarterly	1.21	Quarterly	JPMorgan Chase Bank N.A.	N/A		08/18/19	KRW	1,600,000	(2,171)	—	(2,171)
1-Day BZDIOVER, 6.40%	At Termination	9.48	At Termination	Citibank N.A.	N/A		01/02/20	BRL	2,820	53,975	—	53,975
1-Day BZDIOVER, 6.40%	At Termination	9.50	At Termination	Citibank N.A.	N/A		01/02/20	BRL	2,819	54,401	—	54,401
1-Day BZDIOVER, 6.40%	At Termination	8.20	At Termination	JPMorgan Chase Bank N.A.	N/A		01/02/23	BRL	769	12,749	—	12,749
1-Day BZDIOVER, 6.40%	At Termination	8.26	At Termination	JPMorgan Chase Bank N.A.	N/A		01/02/23	BRL	769	13,010	—	13,010
1-Day BZDIOVER, 6.40%	At Termination	8.27	At Termination	JPMorgan Chase Bank N.A.	N/A		01/02/23	BRL	7,833	133,332	—	133,332
1-Day BZDIOVER, 6.40%	At Termination	8.38	At Termination	JPMorgan Chase Bank N.A.	N/A		01/02/23	BRL	579	11,200	—	11,200
2.99	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	BNP Paribas S.A.	09/18/19	(a)	09/18/24	CNY	5,535	(1,836)	—	(1,836)
2.99	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	Citibank N.A.	09/18/19	(a)	09/18/24	CNY	6,275	(2,204)	—	(2,204)
3.08	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	Citibank N.A.	09/18/19	(a)	09/18/24	CNY	2,336	(2,127)	—	(2,127)
3.09	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	Citibank N.A.	09/18/19	(a)	09/18/24	CNY	2,102	(2,127)	—	(2,127)
3.09	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	Citibank N.A.	09/18/19	(a)	09/18/24	CNY	1,402	(1,418)	—	(1,418)
5.51	Semi-Annual	1-Day MIBOR, 5.97%	Semi-Annual	Citibank N.A.	09/18/19	(a)	09/18/24	INR	91,231	1,830	—	1,830
5.55	Semi-Annual	1-Day MIBOR, 5.97%	Semi-Annual	Goldman Sachs International	09/18/19	(a)	09/18/24	INR	35,479	(232)	—	(232)
5.79	Semi-Annual	1-Day MIBOR, 5.97%	Semi-Annual	Citibank N.A.	09/18/19	(a)	09/18/24	INR	32,425	(4,974)	—	(4,974)
5.95	Semi-Annual	1-Day MIBOR, 5.97%	Semi-Annual	Bank of America N.A.	09/18/19	(a)	09/18/24	INR	61,080	(15,659)	—	(15,659)
1-Day BZDIOVER, 6.40%	At Termination	7.32	At Termination	Citibank N.A.	N/A		01/02/25	BRL	670	3,497	—	3,497
1-Day BZDIOVER, 6.40%	At Termination	8.67	At Termination	Citibank N.A.	N/A		01/02/25	BRL	1,995	56,576	—	56,576
3-Month KRW CDC, 1.70%	Quarterly	1.80	Quarterly	Goldman Sachs International	N/A		02/28/29	KRW	3,150,000	89,550	—	89,550

										$395,112	$—	$395,112

(a)	Forward swaps.

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$485,293	$(611,156)	$14,282,772	$(5,830,788)	$—
OTC Swaps	807,011	(421,919)	582,941	(361,060)	—
Options Written	N/A	N/A	395,268	(2,950,255)	(3,948,503)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$582	$—	$731,486	$—	$732,068
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,380,657	—	—	1,380,657
Options purchased
Investments at value — unaffiliated(b)	—	—	650,645	694,160	852,597	—	2,197,402
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	95,912	—	—	14,186,860	—	14,282,772
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	959,832	—	—	430,120	—	1,389,952

	$—	$1,055,744	$651,227	$2,074,817	$16,201,063	$—	$19,982,851

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$20,268	$—	$1,628,611	$—	$1,648,879
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,580,646	—	—	1,580,646
Options written
Options written at value	—	—	145,594	39,333	3,763,576	—	3,948,503
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	181,262	—	—	5,649,526	—	5,830,788
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	747,971	—	—	35,008	—	782,979

	$—	$929,233	$165,862	$1,619,979	$11,076,721	$—	$13,791,795

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(635,627)	$—	$2,946,874	$—	$2,311,247
Forward foreign currency exchange contracts	—	—	—	(504,811)	—	—	(504,811)
Options purchased(a)	—	—	(217,408)	(492,197)	(358,892)	—	(1,068,497)
Options written	—	—	70,934	232,918	(272,691)	—	31,161
Swaps	—	(875,460)	—	—	(1,349,050)	(12,023)	(2,236,533)

	$—	$(875,460)	$(782,101)	$(764,090)	$966,241	$(12,023)	$(1,467,433)

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(254,595)	$—	$(2,149,628)	$—	$(2,404,223)
Forward foreign currency exchange contracts	—	—	—	(755,069)	—	—	(755,069)
Options purchased(b)	—	—	227,315	(155,777)	491,188	—	562,726
Options written	—	—	(48,165)	1,470	(2,268,604)	—	(2,315,299)
Swaps	—	(366,880)	—	—	7,801,407	—	7,434,527

	$—	$(366,880)	$(75,445)	$(909,376)	$3,874,363	$—	$2,522,662

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$102,802,670
Average notional value of contracts — short	$186,266,409
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$104,117,130
Average amounts sold — in USD	$115,598,082
Options:
Average value of option contracts purchased	$976,831
Average value of option contracts written	$498,010
Average notional value of swaption contracts purchased	$21,680,250
Average notional value of swaption contracts written	$291,170,963
Credit default swaps:
Average notional value — buy protection	$51,777,674
Average notional value — sell protection	$10,545,019
Interest rate swaps:
Average notional value — pays fixed rate	$154,308,455
Average notional value — receives fixed rate	$554,226,058
Currency swaps:
Average notional amount — receives fixed rate	$—	(a)
Inflation swaps:
Average notional amount-pays	$—	(a)
Average notional amount-receives	$1,442,463

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$7,767		$34,927
Forward foreign currency exchange contracts	1,380,657		1,580,646
Options	2,197,402	(a)	3,948,503
Swaps — Centrally cleared	—		117,264
Swaps — OTC(b)	1,389,952		782,979

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$4,975,778		$6,464,319
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(646,951)		(733,597)

Total derivative assets and liabilities subject to an MNA	$4,328,827		$5,730,722

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Australia and New Zealand Bank Group	$47,476	$—	$—	$—	$47,476
Bank of America N.A.	409,461	(409,461)	—	—	—
Barclays Bank PLC	123,327	(123,327)	—	—	—
BNP Paribas S.A.	266,934	(265,642)	—	—	1,292
Citibank N.A.	659,036	(659,036)	—	—	—
Credit Suisse International	21,423	(15,903)	—	—	5,520
Deutsche Bank AG	455,591	(148,725)	—	—	306,866
Goldman Sachs International	890,690	(601,872)	—	—	288,818
HSBC Bank USA N.A.	150,660	(4,438)	—	—	146,222
JPMorgan Chase Bank N.A.	235,739	(235,739)	—	—	—
Morgan Stanley & Co. International PLC	435,496	(435,496)	—	—	—
Natwest Markets PLC	386,097	(53,875)	—	—	332,222
Nomura International PLC	206	(206)	—	—	—
Northern Trust Co.	103,983	—	—	—	103,983
Royal Bank of Canada	8,054	(8,054)	—	—	—
Standard Chartered Bank	14,914	(14,914)	—	—	—
State Street Bank and Trust Co.	23,400	(176)	—	—	23,224
UBS AG	29,012	(24,125)	—	—	4,887
Westpac Banking Corp.	67,328	(25,140)	—	—	42,188

	$4,328,827	$(3,026,129)	$—	$—	$1,302,698

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$951,661	$(409,461)	$—	$—	$542,200
Barclays Bank PLC	191,273	(123,327)	—	—	67,946
BNP Paribas S.A.	265,642	(265,642)	—	—	—
Citibank N.A.	1,430,665	(659,036)	—	(771,629)	—
Commonwealth Bank of Australia	89,456	—	—	—	89,456
Credit Suisse International	15,903	(15,903)	—	—	—
Deutsche Bank AG	148,725	(148,725)	—	—	—
Goldman Sachs International	601,872	(601,872)	—	—	—
HSBC Bank USA N.A.	4,438	(4,438)	—	—	—
JPMorgan Chase Bank N.A.	732,059	(235,739)	—	(380,000)	116,320
Morgan Stanley & Co. International PLC	784,277	(435,496)	—	(348,781)	—
Natwest Markets PLC	53,875	(53,875)	—	—	—
Nomura International PLC	260,875	(206)	—	—	260,669
Royal Bank of Canada	14,530	(8,054)	—	—	6,476
Standard Chartered Bank	136,030	(14,914)	—	—	121,116
State Street Bank and Trust Co.	176	(176)	—	—	—
UBS AG	24,125	(24,125)	—	—	—
Westpac Banking Corp.	25,140	(25,140)	—	—	—

	$5,730,722	$(3,026,129)	$—	$(1,500,410)	$1,204,183

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$11,129,710	$—	$11,129,710
Common Stocks	1,431,143	719,882	—	2,151,025
Corporate Bonds	—	98,860,050	—	98,860,050
Floating Rate Loan Interests	—	—	1,795,645	1,795,645
Foreign Agency Obligations	—	94,043,773	—	94,043,773
Investment Companies	3,828,122	—	—	3,828,122
Municipal Bonds	—	595,325	—	595,325
Non-Agency Mortgage-Backed Securities	—	7,250,335	—	7,250,335
Preferred Securities	7,238	7,711,811	—	7,719,049
U.S. Government Sponsored Agency Securities	—	57,840,377	—	57,840,377
U.S. Treasury Obligations	—	14,677,138	—	14,677,138
Warrants	—	3,000	—	3,000
Short-Term Securities:
Foreign Agency Obligations	—	2,085,154	—	2,085,154
Money Market Funds	13,487,681	—	—	13,487,681
Options Purchased
Equity contracts	638,228	—	12,417	650,645
Foreign currency exchange contracts	—	694,160	—	694,160
Interest rate contracts	956	851,641	—	852,597

Subtotal	$19,393,368	$296,462,356	$1,808,062	$317,663,786

Liabilities:
Investments:
TBA Sale Commitments	$—	$(22,870,483)	$—	$(22,870,483)

	$19,393,368	$273,591,873	$1,808,062	$294,793,303

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$248,733	$—	$248,733
Equity contracts	582	—	—	582
Forward foreign currency contracts	—	1,380,657	—	1,380,657
Interest rate contracts	731,486	14,616,980	—	15,348,466
Liabilities:
Credit contracts	—	(507,314)	—	(507,314)
Equity contracts	(165,862)	—	—	(165,862)
Forward foreign currency contracts	—	(1,619,979)	—	(1,619,979)
Interest rate contracts	(2,064,423)	(9,012,298)	—	(11,076,721)

	$(1,498,217)	$5,106,779	$—	$3,608,562

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $292,547,204)	$300,487,846
Investments at value — affiliated (cost — $17,216,328)	17,175,940
Cash pledged:
Collateral — options written	865,000
Collateral — OTC derivatives	1,160,000
Futures contracts	1,364,798
Centrally cleared swaps	5,286,230
Foreign currency at value (cost — $3,688,659)	3,728,463
Receivables:
Investments sold	4,887,453
Options written	67,261
TBA sale commitments	22,831,470
Capital shares sold	350,637
Dividends — affiliated	34,449
Dividends — unaffiliated	12,168
Interest — unaffiliated	2,480,907
Variation margin on futures contracts	7,767
Swap premiums paid	807,011
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,380,657
OTC swaps	582,941
Prepaid expenses	50,211

Total assets	363,561,209

LIABILITIES
Bank overdraft	32,468
TBA sale commitments at value (proceeds — $22,831,470)	22,870,483
Options written at value (premiums received — $1,393,516)	3,948,503
Payables:
Investments purchased	32,130,047
Capital shares redeemed	673,131
Deferred foreign capital gain tax	22,033
Income dividend distributions	144,892
Interest expense	16,862
Investment advisory fees	53,948
Directors’ and Officer’s fees	2,196
Options written	241,330
Other accrued expenses	646,888
Other affiliates	796
Service and distribution fees	19,167
Variation margin on futures contracts	34,927
Variation margin on centrally cleared swaps	117,264
Swap premiums received	421,919
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,580,646
OTC swaps	361,060

Total liabilities	63,318,560

NET ASSETS	$300,242,649

NET ASSETS CONSIST OF
Paid-in capital	$294,720,479
Accumulated earnings	5,522,170

NET ASSETS	$300,242,649

NET ASSET VALUE
Institutional — Based on net assets of $188,117,169 and 30,672,873 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.13

Investor A — Based on net assets of $72,972,740 and 11,905,331 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.13

Investor C — Based on net assets of $5,402,912 and 882,131 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.12

Investor C1 — Based on net assets of $89,017 and 14,541 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.12

Class K — Based on net assets of $33,660,811 and 5,490,754 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.13

See notes to consolidated financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Interest — unaffiliated	$4,718,712
Dividends — affiliated	168,816
Dividends — unaffiliated	102,090
Foreign taxes withheld	(56,850)

Total investment income	4,932,768

EXPENSES
Investment advisory	694,614
Transfer agent — class specific	129,658
Service and distribution — class specific	111,545
Custodian	98,769
Professional	64,316
Registration	53,145
Accounting services	36,274
Printing	34,299
Directors and Officer	4,366
Miscellaneous	87,972

Total expenses excluding interest expense	1,314,958
Interest expense	130,757

Total expenses	1,445,715
Less:
Fees waived and/or reimbursed by the Manager	(404,267)
Transfer agent fees waived and/or reimbursed — class specific	(68,519)

Total expenses after fees waived and/or reimbursed	972,929

Net investment income	3,959,839

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $5,775 foreign capital gain tax)	52,726
Investments — affiliated	(18,101)
Borrowed bonds	(56,669)
Futures contracts	2,311,247
Forward foreign currency exchange contracts	(504,811)
Foreign currency transactions	2,205
Options written	31,161
Swaps	(2,236,533)

(418,775)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $22,033 foreign capital gain tax)	13,133,904
Investments — affiliated	247,811
Borrowed bonds	(17,843)
Futures contracts	(2,404,223)
Forward foreign currency exchange contracts	(755,069)
Foreign currency translations	41,338
Options written	(2,315,299)
Swaps	7,434,527

15,365,146

Net realized and unrealized gain	14,946,371

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,906,210

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	41

Consolidated Statements of Changes in Net Assets  (unaudited)

	BlackRock Strategic Global Bond Fund, Inc.
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,959,839	$7,855,775
Net realized loss	(418,775)	(6,010,207)
Net change in unrealized appreciation (depreciation)	15,365,146	(6,069,971)

Net increase (decrease) in net assets resulting from operations	18,906,210	(4,224,403)

DISTRIBUTIONS(a)
From net investment income and net realized gain:
Institutional	(2,181,643)	(3,786,810)
Investor A	(751,695)	(1,245,562)
Investor C	(43,697)	(108,422)
Investor C1	(795)	(7,639)
Class K	(427,805)	(620,370)
From return of capital:
Institutional	—	(766,083)
Investor A	—	(251,981)
Investor C	—	(21,934)
Investor C1	—	(1,545)
Class K	—	(125,503)

Decrease in net assets resulting from distributions to shareholders	(3,405,635)	(6,935,849)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,257,169	39,341,109

NET ASSETS
Total increase in net assets	37,757,744	28,180,857
Beginning of period	262,484,905	234,304,048

End of period	$300,242,649	$262,484,905

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional
	Six Months Ended 06/30/19 (a) (unaudited)		Year Ended December 31,
			2018 (a)	2017 (a)	2016 (a)	2015	2014

Net asset value, beginning of period	$5.81		$6.01	$5.78	$5.65	$6.27	$6.30

Net investment income(b)	0.09		0.17	0.19	0.16	0.08	0.10
Net realized and unrealized gain (loss)	0.30		(0.22)	0.23	0.13	(0.37)	(0.03)

Net increase (decrease) from investment operations	0.39		(0.05)	0.42	0.29	(0.29)	0.07

Distributions(c)
From net investment income	(0.07)		(0.12)	(0.19)	(0.16)	(0.31)	(0.10)
From return of capital	—		(0.03)	—	—	(0.02)	—

Total distributions	(0.07)		(0.15)	(0.19)	(0.16)	(0.33)	(0.10)

Net asset value, end of period	$6.13		$5.81	$6.01	$5.78	$5.65	$6.27

Total Return(d)
Based on net asset value	6.83	%(e)	(0.81)%	7.30%	5.06%	(4.69)%	1.11%

Ratios to Average Net Assets(f)
Total expenses	0.95	%(g)	1.08%	1.16%	1.23%	1.18%	1.06%

Total expenses after fees waived and/or reimbursed	0.63	%(g)	0.72%	0.77%	0.83%	0.89%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53	%(g)	0.53%	0.59%	0.67%	0.88%	0.97%

Net investment income	2.94	%(g)	2.88%	3.24%	2.75%	1.26%	1.65%

Supplemental Data
Net assets, end of period (000)	$188,117		$160,252	$139,220	$77,432	$23,843	$23,108

Portfolio turnover rate(h)	180%		344%	432%	396%	477%	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (a) (unaudited)	Year Ended December 31,
		2018 (a)	2017 (a)	2016 (a)	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	136%	269%	327%	334%	401%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	43

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A
	Six Months Ended 06/30/19 (a) (unaudited)		Year Ended December 31,
			2018 (a)	2017 (a)	2016 (a)	2015	2014

Net asset value, beginning of period	$5.80		$6.00	$5.77	$5.64	$6.26	$6.30

Net investment income(b)	0.08		0.16	0.18	0.14	0.06	0.09
Net realized and unrealized gain (loss)	0.32		(0.22)	0.22	0.13	(0.37)	(0.04)

Net increase (decrease) from investment operations	0.40		(0.06)	0.40	0.27	(0.31)	0.05

Distributions(c)
From net investment income	(0.07)		(0.12)	(0.17)	(0.14)	(0.29)	(0.09)
From return of capital	—		(0.02)	—	—	(0.02)	—

Total distributions	(0.07)		(0.14)	(0.17)	(0.14)	(0.31)	(0.09)

Net asset value, end of period	$6.13		$5.80	$6.00	$5.77	$5.64	$6.26

Total Return(d)
Based on net asset value	6.89	%(e)	(1.07)%	7.04%	4.80%	(4.92)%	0.72%

Ratios to Average Net Assets(f)
Total expenses	1.28	%(g)	1.42%	1.48%	1.52%	1.40%	1.29%

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.97%	1.04%	1.09%	1.13%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(g)	0.78%	0.84%	0.93%	1.12%	1.19%

Net investment income	2.72	%(g)	2.66%	2.96%	2.40%	1.00%	1.44%

Supplemental Data(h)
Net assets, end of period (000)	$72,973		$61,723	$64,615	$64,040	$59,339	$82,638

Portfolio turnover rate	180%		344%	432%	396%	477%	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (a) (unaudited)	Year Ended December 31,
		2018 (a)	2017 (a)	2016 (a)	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	136%	269%	327%	334%	401%	—%

See notes to consolidated financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C
	Six Months Ended 06/30/19 (a) (unaudited)		Year Ended December 31,
			2018 (a)	2017 (a)	2016 (a)	2015	2014

Net asset value, beginning of period	$5.80		$6.00	$5.77	$5.64	$6.26	$6.30

Net investment income(b)	0.06		0.11	0.13	0.10	0.02	0.04
Net realized and unrealized gain (loss)	0.31		(0.22)	0.23	0.13	(0.37)	(0.04)

Net increase (decrease) from investment operations	0.37		(0.11)	0.36	0.23	(0.35)	—

Distributions(c)
From net investment income	(0.05)		(0.07)	(0.13)	(0.10)	(0.25)	(0.04)
From return of capital	—		(0.02)	—	—	(0.02)	—

Total distributions	(0.05)		(0.09)	(0.13)	(0.10)	(0.27)	(0.04)

Net asset value, end of period	$6.12		$5.80	$6.00	$5.77	$5.64	$6.26

Total Return(d)
Based on net asset value	6.32	%(e)	(1.81)%	6.25%	4.02%	(5.65)%	(0.04)%

Ratios to Average Net Assets(f)
Total expenses	2.10	%(g)	2.19%	2.30%	2.35%	2.23%	2.09%

Total expenses after fees waived and/or reimbursed	1.63	%(g)	1.72%	1.79%	1.84%	1.89%	1.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53	%(g)	1.53%	1.59%	1.68%	1.88%	1.96%

Net investment income	2.04	%(g)	1.94%	2.21%	1.64%	0.25%	0.70%

Supplemental Data(h)
Net assets, end of period (000)	$5,403		$6,308	$9,625	$13,404	$14,326	$17,687

Portfolio turnover rate	180%		344%	432%	396%	477%	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (a) (unaudited)	Year Ended December 31,
		2018 (a)	2017 (a)	2016 (a)	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	136%	269%	327%	334%	401%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	45

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C1
	Six Months Ended 06/30/19 (a) (unaudited)		Year Ended December 31,
			2018 (a)	2017 (a)	2016 (a)	2015	2014

Net asset value, beginning of period	$5.80		$6.00	$5.77	$5.64	$6.25	$6.29

Net investment income(b)	0.15		0.13	0.14	0.10	0.02	0.05
Net realized and unrealized gain (loss)	0.22		(0.23)	0.23	0.14	(0.36)	(0.05)

Net increase (decrease) from investment operations	0.37		(0.10)	0.37	0.24	(0.34)	—

Distributions(c)
From net investment income	(0.05)		(0.08)	(0.14)	(0.11)	(0.25)	(0.04)
From return of capital	—		(0.02)	—	—	(0.02)	—

Total distributions	(0.05)		(0.10)	(0.14)	(0.11)	(0.27)	(0.04)

Net asset value, end of period	$6.12		$5.80	$6.00	$5.77	$5.64	$6.25

Total Return(d)
Based on net asset value	6.43	%(e)	(1.61)%	6.46%	4.23%	(5.37)%	0.07%

Ratios to Average Net Assets(f)
Total expenses	2.17	%(g)	2.01%	2.10%	2.12%	1.95%	1.84%

Total expenses after fees waived and/or reimbursed	1.44	%(g)	1.52%	1.59%	1.64%	1.77%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.33	%(g)	1.33%	1.39%	1.48%	1.77%	1.84%

Net investment income	5.23	%(g)	2.19%	2.41%	1.73%	0.36%	0.82%

Supplemental Data
Net assets, end of period (000)	$89		$91	$690	$2,873	$3,670	$5,660

Portfolio turnover rate(h)	180%		344%	432%	396%	477%	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (a) (unaudited)	Year Ended December 31,
		2018 (a)	2017 (a)	2016 (a)	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%	—%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	136%	269%	327%	334%	401%	—%

See notes to consolidated financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K
	Six Months Ended 06/30/19 (a) (unaudited)		Year Ended December 31,			Period from 11/13/15 (b) to 12/31/15
			2018 (a)	2017 (a)	2016 (a)
Net asset value, beginning of period	$5.81		$6.01	$5.77	$5.65	$5.66

Net investment income(c)	0.09		0.17	0.19	0.16	0.01
Net realized and unrealized gain (loss)	0.31		(0.22)	0.24	0.12	(0.01)

Net increase (decrease) from investment operations	0.40		(0.05)	0.43	0.28	0.00

Distributions(d)
From net investment income	(0.08)		(0.12)	(0.19)	(0.16)	—
From return of capital	—		(0.03)	—	—	(0.01)

Total distributions	(0.08)		(0.15)	(0.19)	(0.16)	(0.01)

Net asset value, end of period	$6.13		$5.81	$6.01	$5.77	$5.65

Total Return(e)
Based on net asset value	6.86	%(f)	(0.76)%	7.54%	4.93%	0.06	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.88	%(h)	1.01%	1.05%	1.02%	1.44	%(h)

Total expenses after fees waived and/or reimbursed	0.58	%(h)	0.67%	0.73%	0.71%	0.65	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.48	%(h)	0.48%	0.54%	0.55%	0.65	%(h)

Net investment income	2.97	%(h)	2.93%	3.27%	2.83%	1.92	%(h)

Supplemental Data
Net assets, end of period (000)	$33,661		$34,111	$20,154	$15,372	$100

Portfolio turnover rate(i)	180%		344%	432%	396%	477	%(j)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (a) (unaudited)	Year Ended December 31,			Period from 11/13/15 (b) to 12/31/15
		2018 (a)	2017 (a)	2016 (a)
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,			Period from 11/13/15 (b) to 12/31/15
		2018	2017	2016
Portfolio turnover rate (excluding MDRs)	136%	269%	327%	334%	401%

(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2019, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”) effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to $278,688,179. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $8,240,282 and 2.87%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the Fund does not hold open borrowed bond agreements and reverse repurchase agreements.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund in which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution and Service Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—%	0.75%	0.55%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$82,478	$28,700	$367	$111,545

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$3

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$724	$1,015	$76	$1	$48	$1,864

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$68,024	$53,866	$6,288	$232	$1,248	$129,658

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,510.

For the six months ended June 30, 2019, affiliates received CDSCs as follows:

Investor A	Investor C
$328	$14

Expense Limitations, Waivers, and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the amounts waived were $3,296.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the Fund waived $8,801 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2019, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $1,701.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.53%	0.78%	1.53%	1.33%	0.48%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $392,170, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as transfer agent fees waived and/or reimbursed, in the Consolidated Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$24,839	$37,371	$4,853	$209	$1,247	$68,519

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the six months ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$105,530	$130,479	$ 347

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns, and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$471,801,696	$428,949,154
U.S. Government Securities	8,268,847	45,818,025

	$480,070,543	$474,767,179

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were $115,418,913 and $115,540,514, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2018, the Fund had a capital loss carryforward available to offset future realized capital gains of $3,434,294, with no expiration date.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$310,743,823

Gross unrealized appreciation	$27,928,276
Gross unrealized depreciation	(16,045,248)

Net unrealized appreciation	$11,883,028

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,290,206	$54,799,499	24,123,720	$143,580,163
Shares issued in reinvestment of distributions	320,852	1,912,497	661,602	3,899,445
Shares redeemed	(6,522,893)	(38,495,797)	(20,377,225)	(118,890,750)

Net increase	3,088,165	$18,216,199	4,408,097	$28,588,858

Investor A
Shares sold and automatic conversion of shares	2,182,441	$12,894,099	4,210,010	$24,754,491
Shares issued in reinvestment of distributions	114,154	679,912	223,230	1,317,288
Shares redeemed	(1,025,456)	(6,050,436)	(4,561,049)	(26,751,730)

Net increase (decrease)	1,271,139	$7,523,575	(127,809)	$(679,951)

Investor C
Shares sold	14,530	$86,097	161,665	$968,107
Shares issued in reinvestment of distributions	6,275	37,317	19,347	114,474
Shares redeemed and automatic conversion of shares	(226,104)	(1,335,430)	(697,489)	(4,107,729)

Net decrease	(205,299)	$(1,212,016)	(516,477)	$(3,025,148)

Investor C1
Shares sold	842	$4,959	4,705	$27,637
Shares issued in reinvestment of distributions	139	823	1,535	9,113
Shares redeemed and automatic conversion of shares	(2,200)	(13,008)	(105,521)	(612,222)

Net decrease	(1,219)	$(7,226)	(99,281)	$(575,472)

Class K
Shares sold	112,866	$675,854	3,004,782	$17,850,446
Shares issued in reinvestment of distributions	22,666	134,807	38,968	227,658
Shares redeemed	(519,839)	(3,074,024)	(524,406)	(3,045,282)

Net increase (decrease)	(384,307)	$(2,263,363)	2,519,344	$15,032,822

Total Net Increase	3,768,479	$22,257,169	6,183,874	$39,341,109

As of June 30, 2019, BlackRock HoldCo. 2, Inc., an affiliate of the Fund, owned 17,668 Class K Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	61

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and second quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	63

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	65

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Renminbi

CNY	Chinese Renminbi

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

LKR	Sri Lankan Rupee

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBOR	Mexican Interbank Offered Rate

OTC	Over-the-Counter

RB	Revenue Bonds

S&P	S&P Global Ratings

STIBOR	Stockholm Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 3, 2019

4